UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-10157

Franklin Global Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 7/31

Date of reporting period: 1/31/15

Item 1.  Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report and Shareholder Letter
January 31, 2015

Franklin Global Real Estate Fund

A SERIES OF FRANKLIN GLOBAL TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Semiannual Report
Franklin Global Real Estate Fund	3
Performance Summary	7
Your Fund’s Expenses	10
Financial Highlights and
Statement of Investments	12
Financial Statements	20
Notes to Financial Statements	24
Shareholder Information	32

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Franklin Global Real Estate Fund

We are pleased to bring you Franklin Global Real Estate Fund’s semiannual report for the period ended January 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located anywhere in the world that operate in the real estate sector, including real estate investment trusts (REITs) and REIT-like entities.1

Performance Overview

For the six months ended January 31, 2015, the Fund’s Class A shares delivered a cumulative total return of +8.14%. In comparison, the FTSE® EPRA®/NAREIT® Developed Index, which measures performance of global real estate markets in North America, Europe and Asia, generated a total return of +8.03%.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

U.S. economic growth trends were generally encouraging during the six months under review, although economic expansion moderated in 2014’s fourth quarter. A wider trade deficit and lower federal government spending partially offset the positive effect from greater spending by consumers, businesses, and state and local governments. Manufacturing and non-manufacturing activities increased, and the unemployment rate declined to 5.7% in January 2015 from 6.2% in July 2014.3 The housing market improved as home prices rose in most metropolitan areas and mortgage rates declined for the six-month period. Retail sales rose for most of the period but softened near period-end.

1. REITs are real estate investment trust companies, usually with publicly traded stock, that manage a portfolio of income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. The Fund predominantly invests in “equity” REITs, which also take ownership positions in real estate. Shareholders of equity REITs generally receive income from rents received and receive capital gains when properties are sold at a profit. REITs are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.
2. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
3. Source: Bureau of Labor Statistics.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 16.

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The U.S. Federal Reserve Board (Fed) ended its bond buying program in October 2014, based on its view that underlying economic strength could support ongoing progress in labor market conditions. The Fed stated that it could be patient with regard to raising interest rates and that it would consider inflationary pressures, labor market conditions, and financial and international developments in determining its next course of action.

The global economy overall expanded moderately during the period even though economic activity in some countries slowed. Major developed market central banks generally reaffirmed their accommodative monetary policies to support economic recovery. Several emerging market central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

The U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the eurozone, the economy showed signs of improvement as the gross domestic product growth rate picked up in the third and fourth quarters of 2014, led by Germany, the region’s largest economy. In addition to maintaining a low benchmark interest rate and a negative bank deposit rate, the European Central Bank (ECB) implemented a major asset purchase program to boost inflation and stimulate the economy. Although the region benefited from lower oil prices, a weaker euro that supported exports and the ECB’s accommodative policy, it continued to face headwinds such as deflationary pressures and the crisis in Ukraine. Near period-end, concerns arose about Greece’s election of a new prime minister whose platform included restructuring the terms of the country’s debt and loosening austerity mandates.

Japan slid into recession in the third quarter, prompting the Bank of Japan (BOJ) to broaden its stimulus measures amid weak domestic demand and lower inflation resulting from falling crude oil prices. In December, Japan’s ruling coalition was reelected and announced a new stimulus package to revive economic growth. The country exited recession in the fourth quarter, supported largely by exports, while growth in domestic consumption and capital spending remained relatively soft.

Global developed market stocks, as measured by the MSCI World Index, declined slightly for the six-month period as investor concerns about global economic growth, particularly in the eurozone, Japan and China, and the future course of U.S. monetary policy overshadowed continued corporate profit strength. During the period, oil prices plummeted mainly because of strong supply. Despite benign global inflation and a strong U.S. dollar, gold prices ended the period slightly higher after prices surged in January as oil prices weakened, the Swiss National Bank removed the franc’s peg to the euro and the ECB increased monetary stimulus.

Global Real Estate Market Overview

Global real estate markets overall made solid gains during the reporting period, as real estate securities in many countries benefited from generally improved global economic fundamentals. According to the FTSE EPRA/NAREIT Developed Index, in U.S. dollar terms, many countries posted positive results. The U.S., Germany and Switzerland led returns of country real estate markets. Hong Kong, Israel and the U.K. also performed well. However, most country real estate markets lost value, led by Greece, Japan and Finland.

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Investment Strategy

We are research-driven, fundamental investors. We seek to limit price volatility by investing across markets and property types. We also seek to provide a consistently high level of income. We center our active investment strategy on the belief that unsynchronized regional economic activity within the global economy can provide consistent, attractive return opportunities in the global real estate markets. We use a bottom-up, value-oriented stock selection process that incorporates macro-level views in the evaluation process. We use top-down macro overlays to provide country/regional, property type and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities. We may use currency forward contracts from time to time to help manage currency risk and the Fund’s exposure to various currencies.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Top 10 Holdings
1/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
Simon Property Group Inc.	5.2%
Retail REITs, U.S.
Mitsui Fudosan Co. Ltd.	3.3%
Diversified Real Estate Activities, Japan
Unibail-Rodamco SE	3.1%
Retail REITs, France
Equity Residential	2.4%
Residential REITs, U.S.
Health Care REIT Inc.	2.2%
Health Care REITs, U.S.
Mitsubishi Estate Co. Ltd.	2.2%
Diversified Real Estate Activities, Japan
Prologis Inc.	2.1%
Industrial REITs, U.S.
Boston Properties Inc.	2.1%
Office REITs, U.S.
Vornado Realty Trust	2.0%
Office REITs, U.S.
Host Hotels & Resorts Inc.	1.9%
Hotel & Resort REITs, U.S.

4. Self-storage REIT holdings are in specialized REITs in the SOI.
5. Global Logistics Properties is in real estate operating companies in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s performance relative to the FTSE EPRA/NAREIT Developed Index included stock selection in the office space sector, particularly U.S.-based, mid-capitalization office REIT Kilroy Realty. Shares of the west coast-focused office landlord outperformed the index, largely reflecting strong office fundamentals, especially in the company’s core west coast markets of San Diego, West Los Angeles, San Francisco and Seattle. Since 2010, Kilroy has expanded successfully to new markets, including San Francisco and Seattle, where office fundamentals remained strong with healthy tenant demand and limited supply. In our view, Kilroy’s sizable near-term and long-term development pipelines could generate a bigger portion of its earnings as these developments begin operations.

The Fund’s investment in Extra Space Storage also enhanced relative performance, as the U.S.-based self-storage REIT outperformed the index and its peers.4 Self-storage fundamentals have remained solid, in our view, with strong demand and very limited supply proving especially beneficial. Extra Space Storage also started to receive increased revenue contributions from its recently completed acquisitions as they generated higher-than-expected occupancy levels.

The Fund’s position in U.S. regional mall operator General Growth Properties also boosted relative performance. Its shares rallied after Simon Property Group’s announcement of a stake in rival The Macerich Co. (both are Fund holdings) led many investors to believe there might be a potentially positive ripple effect for owners of high-quality malls, such as General Growth Properties. In addition, the company continued to deliver superior same-store, net-operating income growth relative to its peers, driven by strong rate spreads between expiring leases and new leases. The company’s growth outlook was further enhanced by several development projects in progress, the largest of which was the expansion of Honolulu’s Ala Moana Center, projected to deliver an initial yield of 9% to 10%.

In contrast, key detractors from the Fund’s relative performance included stock selection in the industrial property sector, notably Singapore-based Global Logistic Properties, whose shares lagged the benchmark index for the six-month period.5 The distribution facilities and services company announced the sale of a 34% stake in its China business in February 2014 and its foray into the U.S. market in December 2014. As a result,

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FRANKLIN GLOBAL REAL ESTATE FUND

investors grew concerned about the company’s strategic initiatives and growth profile. Additionally, investors were worried about the potential impact of foreign currency exchange rates on the company’s U.S.-dollar denominated earnings and net asset value.

An underweighting in the health care property sector also hampered performance, particularly an underweighted position in U.S. large-capitalization, health care REIT Ventas, which outperformed the benchmark index during the reporting period. Despite the company’s positive core results, strong balance sheet and high-quality management, we became concerned about the company’s recent external growth initiatives, including its acquisition of American Realty Capital Healthcare Trust. Additionally, we believed that long-term interest rates would rise, thus hurting more rate-sensitive health care REITs with above-average dividend yields.

Other detractors included Japanese diversified real estate firm Mitsui Fudosan, whose shares underperformed those of its peers. Despite improving market fundamentals and the BOJ’s additional monetary easing, Mitsui Fudosan, along with other major Japanese developers, was hurt by concerns about economic weakness, the timing of another consumption tax hike and declining inflationary expectations against a backdrop of lower oil prices. Investors were also disappointed the company did not announce any new, specific investments in Japan after a significant stock sale in May 2014. Nevertheless, Mitsui Fudosan continued to make steady progress in various segments, such as office, retail and residential, and we believed the company was positioned to potentially generate robust earnings growth in the short term.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended January 31, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure.

Thank you for your continued participation in Franklin Global Real Estate Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of January 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN GLOBAL REAL ESTATE FUND

Performance Summary as of January 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	1/31/15	7/31/14		Change
A (FGRRX)	$9.26	$8.69	+$	0.57
C (FCGRX)	$9.17	$8.58	+$	0.59
R6 (n/a)	$9.29	$8.74	+$	0.55
Advisor (FVGRX)	$9.29	$8.73	+$	0.56

Distributions (8/1/14–1/31/15)
Dividend
Share Class	Income
A	$0.1267
C	$0.0768
R6	$0.1652
Advisor	$0.1517

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FRANKLIN GLOBAL REAL ESTATE FUND
PERFORMANCE SUMMARY

Performance as of 1/31/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R6/Advisor Class: no sales charges.

					Value of		Average Annual	Total Annual
		Cumulative		Average Annual	$10,000		Total Return	Operating Expenses[6]
Share Class		Total Return[2]		Total Return[3]	Investment[4]		(12/31/14)[5]	(with waiver)	(without waiver)
A								1.45%	1.61%
6-Month	+	8.14%	+	1.92%	$10,192
1-Year	+	21.88%	+	14.88%	$11,488	+	8.23%
5-Year	+	85.11%	+	11.77%	$17,443	+	9.66%
Since Inception (6/16/06)	+	27.97%	+	2.20%	$12,061	+	1.64%
C								2.15%	2.31%
6-Month	+	7.84%	+	6.84%	$10,684
1-Year	+	21.11%	+	20.11%	$12,011	+	13.09%
5-Year	+	78.58%	+	12.30%	$17,858	+	10.24%
Since Inception (6/16/06)	+	20.63%	+	2.20%	$12,063	+	1.65%
R6								0.99%	1.15%
6-Month	+	8.35%	+	8.35%	$10,835
1-Year	+	22.50%	+	22.50%	$12,250	+	15.36%
Since Inception (5/1/13)	+	10.97%	+	6.12%	$11,097	+	3.39%
Advisor								1.15%	1.31%
6-Month	+	8.30%	+	8.30%	$10,830
1-Year	+	22.31%	+	22.31%	$12,231	+	15.18%
5-Year	+	87.60%	+	13.41%	$18,760	+	11.32%
Since Inception (6/16/06)	+	31.43%	+	3.22%	$13,143	+	2.67%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN GLOBAL REAL ESTATE FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The Fund concentrates in real estate securities, which involve special risks, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments affecting the sector. The Fund’s investments in REITs involve additional risks; since REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Foreign investing, especially in emerging markets, involves additional risks such as currency and market volatility, as well as political and social instability. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 11/30/16. Fund investment results reflect the expense reduction, to the extent applicable;
without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN GLOBAL REAL ESTATE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 8/1/14	Value 1/31/15	Period* 8/1/14–1/31/15
A
Actual	$1,000	$1,081.40	$7.61
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$7.37
C
Actual	$1,000	$1,078.40	$11.26
Hypothetical (5% return before expenses)	$1,000	$1,014.37	$10.92
R6
Actual	$1,000	$1,083.50	$5.20
Hypothetical (5% return before expenses)	$1,000	$1,020.21	$5.04
Advisor
Actual	$1,000	$1,083.00	$6.04
Hypothetical (5% return before expenses)	$1,000	$1,019.41	$5.85

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.45%;
C: 2.15%; R6: 0.99%; and Advisor: 1.15%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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FRANKLIN GLOBAL TRUST

Financial Highlights
Franklin Global Real Estate Fund
	Six Months Ended
	January 31, 2015			Year Ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.69	$7.88	$7.42	$7.21	$6.40	$5.07
Income from investment operations[a]:
Net investment income[b]	0.02	0.11	0.11	0.12	0.13	0.14
Net realized and unrealized gains
(losses)	0.68	0.82	0.59	0.17	1.05	1.43
Total from investment operations	0.70	0.93	0.70	0.29	1.18	1.57
Less distributions from net investment
income	(0.13)	(0.12)	(0.24)	(0.08)	(0.37)	(0.24)
Net asset value, end of period	$9.26	$8.69	$7.88	$7.42	$7.21	$6.40

Total return[c]	8.14%	12.13%	9.44%	4.12%	18.98%	31.43%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates and expense reduction	1.59%	1.61%	1.62%	1.68%	1.73%	1.85%
Expenses net of waiver and payments by
affiliates and expense reduction	1.45%[e]	1.45%[e]	1.44%[e]	1.37%	1.35%[e]	1.35%[e]
Net investment income	0.50%	1.31%	1.37%	1.72%	2.02%	2.55%

Supplemental data
Net assets, end of period (000’s)	$100,194	$90,653	$86,575	$53,727	$57,141	$29,918
Portfolio turnover rate	8.41%	22.37%	19.43%	25.74%	53.12%	106.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Global Real Estate Fund (continued)
	Six Months Ended
	January 31, 2015			Year Ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.58	$7.80	$7.34	$7.17	$6.35	$5.03
Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)	0.05	0.05	0.07	0.09	0.10
Net realized and unrealized gains
(losses)	0.68	0.81	0.59	0.16	1.04	1.42
Total from investment operations	0.67	0.86	0.64	0.23	1.13	1.52
Less distributions from net investment
income	(0.08)	(0.08)	(0.18)	(0.06)	(0.31)	(0.20)
Net asset value, end of period	$9.17	$8.58	$7.80	$7.34	$7.17	$6.35

Total return[c]	7.84%	11.28%	8.64%	3.39%	18.30%	30.62%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates and expense reduction	2.29%	2.31%	2.32%	2.38%	2.43%	2.55%
Expenses net of waiver and payments by
affiliates and expense reduction	2.15%[e]	2.15%[e]	2.14%[e]	2.07%	2.05%[e]	2.05%[e]
Net investment income (loss)	(0.20)%	0.61%	0.67%	1.02%	1.32%	1.85%

Supplemental data
Net assets, end of period (000’s)	$23,171	$20,896	$21,350	$12,043	$11,835	$7,589
Portfolio turnover rate	8.41%	22.37%	19.43%	25.74%	53.12%	106.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Global Real Estate Fund (continued)
	Six Months Ended	Year Ended
	January 31, 2015	July 31,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.74	$7.92	$8.70
Income from investment operations[b]:
Net investment income[c]	0.05	0.15	0.04
Net realized and unrealized gains (losses)	0.67	0.82	(0.82)
Total from investment operations	0.72	0.97	(0.78)
Less distributions from net investment income	(0.17)	(0.15)	—
Net asset value, end of period	$9.29	$8.74	$7.92

Total return[d]	8.35%	12.51%	(8.97)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	1.14%	1.15%	1.15%
Expenses net of waiver and payments by affiliates and expense reduction[f]	0.99%	0.99%	0.99%
Net investment income	0.96%	1.77%	1.82%

Supplemental data
Net assets, end of period (000’s)	$515	$768	$379
Portfolio turnover rate	8.41%	22.37%	19.43%

aFor the period May 1, 2013 (effective date) to July 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

14 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Global Real Estate Fund (continued)
	Six Months Ended
	January 31, 2015			Year Ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.73	$7.91	$7.46	$7.23	$6.42	$5.08
Income from investment operations[a]:
Net investment income[b]	0.04	0.13	0.13	0.13	0.17	0.18
Net realized and unrealized gains
(losses)	0.67	0.83	0.59	0.18	1.03	1.41
Total from investment operations	0.71	0.96	0.72	0.31	1.20	1.59
Less distributions from net investment
income	(0.15)	(0.14)	(0.27)	(0.08)	(0.39)	(0.25)
Net asset value, end of period	$9.29	$8.73	$7.91	$7.46	$7.23	$6.42

Total return[c]	8.30%	12.39%	9.78%	4.48%	19.33%	31.92%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates and expense reduction	1.29%	1.31%	1.32%	1.38%	1.43%	1.55%
Expenses net of waiver and payments by
affiliates and expense reduction	1.15%[e]	1.15%[e]	1.14%[e]	1.07%	1.05%[e]	1.05%[e]
Net investment income	0.80%	1.61%	1.67%	2.02%	2.32%	2.85%

Supplemental data
Net assets, end of period (000’s)	$54,305	$52,423	$48,116	$39,255	$27,074	$21,354
Portfolio turnover rate	8.41%	22.37%	19.43%	25.74%	53.12%	106.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 15

FRANKLIN GLOBAL TRUST

Statement of Investments, January 31, 2015 (unaudited)

Franklin Global Real Estate Fund
		Shares/Units/
	Country	Warrants	Value
Common Stocks and Other Equity Interests 98.5%
Diversified Real Estate Activities 10.4%
CapitaLand Ltd.	Singapore	559,924	$1,439,840
Hang Lung Properties Ltd.	Hong Kong	225,621	662,110
Mitsubishi Estate Co. Ltd.	Japan	193,854	3,933,521
Mitsui Fudosan Co. Ltd.	Japan	230,595	5,890,268
Sun Hung Kai Properties Ltd.	Hong Kong	163,727	2,669,542
Sun Hung Kai Properties Ltd., wts., 4/22/16	Hong Kong	13,577	49,038
Tokyo Tatemono Co. Ltd.	Japan	236,781	1,612,606
The Wharf Holdings Ltd.	Hong Kong	278,694	2,273,828
			18,530,753
Diversified REITs 11.1%
[a]Activia Properties Inc., 144A	Japan	119	1,066,760
American Assets Trust Inc.	United States	30,143	1,337,746
British Land Co. PLC	United Kingdom	178,571	2,231,202
Canadian REIT	Canada	24,050	912,855
Hulic REIT Inc.	Japan	257	385,943
[a]Hulic REIT Inc., 144A	Japan	509	764,378
Kenedix Office Investment Corp.	Japan	256	1,523,381
Land Securities Group PLC	United Kingdom	152,805	2,932,368
Liberty Property Trust	United States	12,466	502,380
Mirvac Group	Australia	730,640	1,097,508
Spirit Realty Capital Inc.	United States	68,100	875,766
Stockland	Australia	542,221	1,848,406
Suntec REIT	Singapore	625,794	869,351
TF Administradora Industrial S de RL de CV	Mexico	184,500	394,340
[a]TF Administradora Industrial S de RL de CV, 144A	Mexico	167,800	358,646
Wereldhave N.V.	Netherlands	18,736	1,350,123
WP Carey Inc.	United States	17,018	1,222,063
			19,673,216
Health Care REITs 6.5%
HCP Inc.	United States	69,454	3,284,480
Health Care REIT Inc.	United States	48,658	3,987,523
Sabra Health Care REIT Inc.	United States	26,660	871,782
Senior Housing Properties Trust	United States	36,471	849,410
Ventas Inc.	United States	32,109	2,562,619
			11,555,814
Hotel & Resort REITs 4.1%
Hoshino Resorts REIT Inc.	Japan	41	466,318
Host Hotels & Resorts Inc.	United States	146,620	3,356,132
Pebblebrook Hotel Trust	United States	46,760	2,171,534
Sunstone Hotel Investors Inc.	United States	76,168	1,298,664
			7,292,648
Hotels, Resorts & Cruise Lines 0.2%
Melia Hotels International SA	Spain	33,672	387,413
Industrial REITs 5.8%
Ascendas REIT	Singapore	133,003	241,770
[a]Ascendas REIT, 144A	Singapore	59,000	107,249
First Industrial Realty Trust Inc.	United States	32,800	712,744

16 | Semiannual Report		franklintempleton.com

		FRANKLIN GLOBAL TRUST
	STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Global Real Estate Fund (continued)
		Shares/Units/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Industrial REITs (continued)
[a]GLP J-REIT, 144A	Japan	400	$455,625
Goodman Group	Australia	422,482	2,015,653
Mapletree Logistics Trust	Singapore	696,737	617,811
Nippon Prologis REIT Inc.	Japan	319	753,336
[a]Nippon Prologis REIT Inc., 144A	Japan	228	538,434
Prologis Inc.	United States	84,720	3,824,261
STAG Industrial Inc.	United States	42,033	1,101,265
			10,368,148
Office REITs 13.9%
Alexandria Real Estate Equities Inc.	United States	20,984	2,046,360
Boston Properties Inc.	United States	27,332	3,793,682
Brandywine Realty Trust	United States	56,997	946,720
Coresite Realty Corp.	United States	8,031	351,838
Derwent London PLC	United Kingdom	35,668	1,748,804
Digital Realty Trust Inc.	United States	24,427	1,781,705
Douglas Emmett Inc.	United States	28,740	818,515
Great Portland Estates PLC	United Kingdom	147,873	1,749,631
Highwoods Properties Inc.	United States	26,866	1,262,702
Japan Real Estate Investment Corp.	Japan	226	1,102,439
Kilroy Realty Corp.	United States	34,530	2,560,400
[b]Paramount Group Inc.	United States	25,960	502,326
SL Green Realty Corp.	United States	20,059	2,527,434
Vornado Realty Trust	United States	32,925	3,636,237
			24,828,793
Real Estate Development 1.9%
China Overseas Land & Investment Ltd.	China	240,158	700,124
Keppel Land Ltd.	Singapore	355,646	1,193,108
KWG Property Holdings Ltd.	China	740,500	479,511
Sino Land Co. Ltd.	Hong Kong	642,645	1,080,981
			3,453,724
Real Estate Operating Companies 7.5%
Brookfield Property Partners LP	United States	29,700	716,082
Castellum AB	Sweden	45,150	710,431
Deutsche Euroshop AG	Germany	17,217	798,681
[a]Deutsche Euroshop AG, 144A	Germany	2,920	135,456
[b]GAGFAH SA	Germany	58,040	1,292,940
[a,b]GAGFAH SA, 144A	Germany	8,190	182,446
Global Logistic Properties Ltd.	Singapore	666,310	1,245,669
[b]Hemfosa Fastigheter AB	Sweden	17,840	383,767
[a,b]Hemfosa Fastigheter AB, 144A	Sweden	17,755	381,939
[a,b]Hispania Activos Inmobiliarios SAU, 144A	Spain	15,956	213,953
Hong Kong Land Holdings Ltd.	Hong Kong	398,459	2,952,581
Hufvudstaden AB, A	Sweden	76,426	1,002,130
Hysan Development Co. Ltd.	Hong Kong	240,624	1,168,620
LEG Immobilien AG	Germany	3,320	254,767
[a]LEG Immobilien AG, 144A	Germany	15,474	1,187,430
Unite Group PLC	United Kingdom	80,603	594,799
[a]Unite Group PLC, 144A	United Kingdom	4,373	32,270
			13,253,961

franklintempleton.com		Semiannual Report | 17

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Global Real Estate Fund (continued)
		Shares/Units/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Residential REITs 9.3%
Apartment Investment & Management Co., A	United States	45,997	$1,833,440
AvalonBay Communities Inc.	United States	14,048	2,430,164
Camden Property Trust	United States	7,836	603,764
Education Realty Trust Inc.	United States	6,533	226,042
Equity Lifestyle Properties Inc.	United States	26,902	1,472,346
Equity Residential	United States	54,023	4,192,725
Essex Property Trust Inc.	United States	12,300	2,780,415
Invincible Investment Corp.	Japan	992	444,211
Post Properties Inc.	United States	12,096	734,832
UDR Inc.	United States	54,797	1,822,548
			16,540,487
Retail REITs 24.1%
CapitaMall Trust	Singapore	161,794	249,870
DDR Corp.	United States	69,190	1,356,124
Eurocommercial Properties NV, IDR	Netherlands	16,854	752,045
Federal Realty Investment Trust	United States	11,940	1,716,614
Federation Centres	Australia	359,654	848,154
General Growth Properties Inc.	United States	109,316	3,299,157
Hammerson PLC	United Kingdom	197,743	2,050,768
Kimco Realty Corp.	United States	37,251	1,029,990
Klepierre	France	40,418	1,908,969
The Link REIT	Hong Kong	418,966	2,853,528
The Macerich Co.	United States	21,393	1,840,012
Realty Income Corp.	United States	17,124	930,004
Regency Centers Corp.	United States	23,981	1,644,137
RioCan REIT	Canada	44,533	1,031,999
[b]Scentre Group	Australia	626,549	1,853,044
Simon Property Group Inc.	United States	46,810	9,299,275
Taubman Centers Inc.	United States	16,771	1,374,384
Unibail-Rodamco SE	France	19,716	5,570,272
[b]Urban Edge Properties	United States	16,462	390,808
Weingarten Realty Investors	United States	35,060	1,314,049
Westfield Corp.	Australia	216,196	1,659,096
			42,972,299
Specialized REITs 3.7%
CubeSmart	United States	54,247	1,336,646
Extra Space Storage Inc.	United States	29,971	1,978,086
Public Storage	United States	16,388	3,291,366
			6,606,098
Total Common Stocks and Other Equity Interests
(Cost $120,464,674)			175,463,354

18 | Semiannual Report franklintempleton.com

		FRANKLIN GLOBAL TRUST
	STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Global Real Estate Fund (continued)
		Principal
	Country	Amount*	Value
Short Term Investments (Cost $3,000,000) 1.7%
Time Deposits 1.7%
Royal Bank of Canada, 0.05%, 2/02/15	Canada	3,000,000	$3,000,000
Total Investments (Cost $123,464,674) 100.2%			178,463,354
Other Assets, less Liabilities (0.2)%			(277,950)
Net Assets 100.0%			$178,185,404

See Abbreviations on page 31.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
January 31, 2015, the aggregate value of these securities was $5,424,586, representing 3.04% of net assets.
bNon-income producing.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 19

FRANKLIN GLOBAL TRUST

Financial Statements

Statement of Assets and Liabilities
January 31, 2015 (unaudited)

Franklin Global Real Estate Fund

Assets:
Investments in securities:
Cost	$123,464,674
Value	$178,463,354
Cash	107,269
Foreign currency, at value (cost $28,383)	28,171
Receivables:
Investment securities sold	139,648
Capital shares sold	249,745
Dividends	280,261
Other assets	155
Total assets	179,268,603
Liabilities:
Payables:
Investment securities purchased	729,340
Capital shares redeemed	71,880
Management fees	129,204
Distribution fees	44,409
Transfer agent fees	52,460
Accrued expenses and other liabilities	55,906
Total liabilities	1,083,199
Net assets, at value	$178,185,404
Net assets consist of:
Paid-in capital	$191,936,422
Distributions in excess of net investment income	(3,286,731)
Net unrealized appreciation (depreciation)	54,992,239
Accumulated net realized gain (loss)	(65,456,526)
Net assets, at value	$178,185,404

20 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
January 31, 2015 (unaudited)

Franklin Global Real Estate Fund

Class A:
Net assets, at value	$100,194,390
Shares outstanding	10,820,172
Net asset value per share[a]	$9.26
Maximum offering price per share (net asset value per share ÷ 94.25%)	$9.82
Class C:
Net assets, at value	$23,171,443
Shares outstanding	2,527,589
Net asset value and maximum offering price per share[a]	$9.17
Class R6:
Net assets, at value	$514,796
Shares outstanding	55,412
Net asset value and maximum offering price per share	$9.29
Advisor Class:
Net assets, at value	$54,304,775
Shares outstanding	5,842,852
Net asset value and maximum offering price per share	$9.29

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 21

FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended January 31, 2015 (unaudited)

Franklin Global Real Estate Fund

Investment income:
Dividends	$1,639,366
Interest	485
Income from securities loaned	1,371
Total investment income	1,641,222
Expenses:
Management fees (Note 3a)	840,198
Distribution fees: (Note 3c)
Class A	139,113
Class C	107,162
Transfer agent fees: (Note 3e)
Class A	78,457
Class C	18,133
Class R6	57
Advisor Class	45,019
Custodian fees (Note 4)	6,183
Reports to shareholders	19,899
Registration and filing fees	37,734
Professional fees	25,259
Trustees’ fees and expenses	3,114
Other	7,827
Total expenses	1,328,155
Expense reductions (Note 4)	(60)
Expenses waived/paid by affiliates (Note 3f)	(116,669)
Net expenses	1,211,426
Net investment income	429,796
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	1,499,793
Foreign currency transactions	(24,357)
Net realized gain (loss)	1,475,436
Net change in unrealized appreciation (depreciation) on:
Investments	11,484,992
Translation of other assets and liabilities denominated in foreign currencies	(4,238)
Net change in unrealized appreciation (depreciation)	11,480,754
Net realized and unrealized gain (loss)	12,956,190
Net increase (decrease) in net assets resulting from operations	$13,385,986

22 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN GLOBAL TRUST
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Global Real Estate Fund

	Six Months Ended
	January 31, 2015	Year Ended
	(unaudited)	July 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$429,796	$2,051,143
Net realized gain (loss) from investments, realized gain distributions from REITs and foreign
currency transactions	1,475,436	1,703,424
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	11,480,754	13,842,447
Net increase (decrease) in net assets resulting from operations	13,385,986	17,597,014
Distributions to shareholders from:
Net investment income:
Class A	(1,328,264)	(1,261,562)
Class C	(186,892)	(198,655)
Class R6	(14,806)	(7,455)
Advisor Class	(908,486)	(852,479)
Total distributions to shareholders	(2,438,448)	(2,320,151)
Capital share transactions: (Note 2)
Class A	3,460,907	(4,302,184)
Class C	802,549	(2,351,203)
Class R6	(314,317)	326,013
Advisor Class	(1,450,858)	(631,433)
Total capital share transactions	2,498,281	(6,958,807)
Net increase (decrease) in net assets	13,445,819	8,318,056
Net assets:
Beginning of period	164,739,585	156,421,529
End of period	$178,185,404	$164,739,585
Distributions in excess of net investment income, end of period	$(3,286,731)	$(1,278,079)

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 23

FRANKLIN GLOBAL TRUST

Notes to Financial Statements (unaudited)

Franklin Global Real Estate Fund

1. Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Global Real Estate Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into

24 | Semiannual Report

franklintempleton.com

FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate Fund (continued)

question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At January 31, 2015, the Fund had no securities on loan.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of January 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains. For Real Estate Investment Trust (REIT) securities, the Fund records ROC estimates, if any, on the ex-dividend date and are adjusted once the actual tax designations are known.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At January 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	January 31, 2015		July 31, 2014
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	1,218,578	$10,751,777	2,340,901	$18,868,053
Shares issued in reinvestment of distributions	145,161	1,244,371	157,274	1,195,925
Shares redeemed	(979,686)	(8,535,241)	(3,054,880)	(24,366,162)
Net increase (decrease)	384,053	$3,460,907	(556,705)	$(4,302,184)
Class C Shares:
Shares sold	333,176	$2,882,549	481,358	$3,871,682
Shares issued in reinvestment of distributions	19,202	163,598	22,960	172,429
Shares redeemed	(259,897)	(2,243,598)	(808,171)	(6,395,314)
Net increase (decrease)	92,481	$802,549	(303,853)	$(2,351,203)

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			FRANKLIN GLOBAL TRUST
	NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate Fund (continued)

	Six Months Ended		Year Ended
	January 31, 2015		July 31, 2014
	Shares	Amount	Shares	Amount
Class R6 Shares:
Shares sold	36,071	$300,877	39,593	$322,970
Shares issued in reinvestment of distributions	1,721	14,806	974	7,455
Shares redeemed	(70,280)	(630,000)	(575)	(4,412)
Net increase (decrease)	(32,488)	$(314,317)	39,992	$326,013
Advisor Class Shares:
Shares sold	301,123	$2,646,648	408,271	$3,311,576
Shares issued in reinvestment of distributions	43,192	371,111	45,010	344,457
Shares redeemed	(506,480)	(4,468,617)	(528,657)	(4,287,466)
Net increase (decrease)	(162,165)	$(1,450,858)	(75,376)	$(631,433)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized
Fee Rate	Net Assets
1.000%	Up to and including $500 million
0.900%	Over $500 million, up to and including $1 billion
0.850%	Over $1 billion, up to and including $1.5 billion
0.800%	Over $1.5 billion, up to and including $6.5 billion
0.780%	Over $6.5 billion, up to and including $11.5 billion
0.760%	Over $11.5 billion, up to and including $16.5 billion
0.740%	Over $16.5 billion, up to and including $19 billion
0.730%	Over $19 billion, up to and including $21.5 billion
0.720%	In excess of $21.5 billion

b. Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT

Institutional based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate Fund (continued)

3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$26,170
CDSC retained	$977

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended January 31, 2015, the Fund paid transfer agent fees of $141,666, of which $64,923 was retained by Investor Services.

f. Waiver and Expense Reimbursements

FT Institutional and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, and Advisor Class of the Fund do not exceed 1.15%, and Class R6 does not exceed 0.99% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2016 and November 30, 2015, respectively.

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended January 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At July 31, 2014, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2016	$2,797,386
2017	22,811,914
2018	35,647,494
2019	557,818
Capital loss carryforwards not subject to expiration:
Short term	817,384
Total capital loss carryforwards	$62,631,996

At January 31, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$130,877,438

Unrealized appreciation	$49,601,816
Unrealized depreciation	(2,015,900)
Net unrealized appreciation (depreciation)	$47,585,916

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended January 31, 2015, aggregated $15,510,251 and $13,911,596, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

The Fund invests a large percentage of its total assets in REIT securities. Such concentration may subject the Fund to special risks associated with real estate securities. These securities may be more sensitive to economic or regulatory developments due to a variety of factors such as local, regional, national and global economic conditions, interest rates and tax considerations.

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate Fund (continued)

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 13, 2015, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 12, 2016, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended January 31, 2015, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of January 31, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$175,463,354	$—	$—	$175,463,354
Short Term Investments.	—	3,000,000	—	3,000,000
Total Investments in Securities.	$175,463,354	$3,000,000	$—	$178,463,354

aFor detailed categories, see the accompanying Statement of Investments.
bIncludes common stocks as well as other equity investments.

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate Fund (continued)

10. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

IDR International Depositary Receipt
REIT Real Estate Investment Trust

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FRANKLIN GLOBAL TRUST

FRANKLIN GLOBAL REAL ESTATE FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

32 | Semiannual Report

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FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report
and Shareholder Letter
January 31, 2015

Franklin Global Trust

Franklin International Growth Fund
Franklin International Small Cap Growth Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Semiannual Report
Economic and Market Overview	3
Franklin International Growth Fund	4
Franklin International Small Cap
Growth Fund	12
Financial Highlights and
Statements of Investments	20
Financial Statements	35
Notes to Financial Statements	39
Shareholder Information	48

franklintempleton.com

1

Semiannual Report

Economic and Market Overview

U.S. economic growth trends were generally encouraging during the six months under review, although economic expansion moderated in 2014’s fourth quarter. A wider trade deficit and lower federal government spending partially offset the positive effect from greater spending by consumers, businesses, and state and local governments. Manufacturing and non-manufacturing activities increased, and the unemployment rate declined to 5.7% in January 2015 from 6.2% in July 2014.1 The housing market improved as home prices rose in most metropolitan areas and mortgage rates declined for the six-month period. Retail sales rose for most of the period but softened near period-end.

The U.S. Federal Reserve Board (Fed) ended its bond buying program in October 2014, based on its view that underlying economic strength could support ongoing progress in labor market conditions. The Fed stated that it could be patient with regard to raising interest rates and that it would consider inflationary pressures, labor market conditions, and financial and international developments in determining its next course of action.

The global economy overall expanded moderately during the period even though economic activity in some countries slowed. Major developed market central banks reaffirmed their accommodative monetary policies to support economic recovery. Several emerging market central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

The U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the eurozone, the economy showed signs of improvement as the gross domestic product growth rate picked up in the third and fourth quarters of 2014, led by Germany, the region’s largest economy. In addition to maintaining a low benchmark interest rate and a negative bank deposit rate, the European Central Bank (ECB) implemented a major asset purchase program to boost inflation and stimulate the economy. Although the region benefited from lower oil prices, a weaker euro that supported exports and the ECB’s accommodative policy, it continued to face headwinds such as deflationary pressures and the crisis in Ukraine. Near period-end, concerns arose about Greece’s election of a new prime minister whose platform included restructuring the terms of the country’s debt and loosening austerity mandates.

Japan slid into recession in the third quarter, prompting the Bank of Japan to broaden its stimulus measures amid weak domestic demand and lower inflation resulting from falling crude oil prices. In December, Japan’s ruling coalition was reelected and announced a new stimulus package to revive economic growth. The country exited recession in the fourth quarter, supported largely by exports, while growth in domestic consumption and capital spending remained relatively soft.

Global developed market stocks, as measured by the MSCI World Index, declined slightly for the six-month period as investor concerns about global economic growth, particularly in the eurozone, Japan and China, and the future course of U.S. monetary policy overshadowed continued corporate profit strength. During the period, oil prices plummeted mainly because of strong supply. Despite benign global inflation and a strong U.S. dollar, gold prices ended the period slightly higher after prices surged in January as oil prices weakened, the Swiss National Bank removed the franc’s peg to the euro and the ECB increased monetary stimulus.

The foregoing information reflects our analysis and opinions as of January 31, 2015. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

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Franklin International Growth Fund

This semiannual report for Franklin International Growth Fund covers the six months ended January 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing predominantly in equity securities of mid- and large-capitalization companies, generally those with market capitalizations greater than $2 billion, located outside of the U.S., including developing or emerging market countries. The Fund considers international companies to be those organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S.

Performance Overview

For the six months ended January 31, 2015, the Fund’s Class A shares had a -5.11% cumulative total return. In comparison, the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index, which measures global developed stock market performance excluding the U.S. and Canada, had a -6.88% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

In choosing individual equity investments, we employ a disciplined, bottom-up approach to identify attractive investment opportunities that have higher expected revenue and earnings growth than their peers. We use a growth investment style and in-depth, fundamental research to identify high-quality companies, across all industry groups, with sustainable business models that offer the most attractive combination of growth potential, quality and valuation.

Manager’s Discussion

The Fund’s stock selection in the materials, health care, information technology (IT) and financials sectors helped performance relative to the MSCI EAFE Index.2 From these sectors, positions in German flavor and fragrance maker Symrise, Ireland-headquartered biopharmaceutical company Alkermes,3 Australian hearing aid maker Cochlear, Argentine online marketplace MercadoLibre,3 Israeli IT security firm Check Point Software Technologies,3 U.K.-based enterprise software company The Sage Group and German exchange operator Deutsche Boerse boosted results. In consumer discretionary, Canadian discount retailer Dollarama3 and U.K.-based luxury fashion company Burberry Group aided relative results.4

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. The materials sector comprises chemicals in the SOI. The health care sector comprises biotechnology, health care equipment and supplies and pharmaceuticals in the SOI. The IT sector comprises electronic equipment, instruments and components; Internet software and services; semiconductors and semiconductor equipment and software in the SOI. The financials sector comprises banks, capital markets and diversified financial services in the SOI.
3. Not part of the index.
4. The consumer discretionary sector comprises diversified consumer services; hotels, restaurants and leisure; Internet and catalog retail; media; multiline retail; and
textiles, apparel and luxury goods in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 25.

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FRANKLIN INTERNATIONAL GROWTH FUND

Top 10 Sectors/Industries
1/31/15
% of Total
Net Assets
Chemicals	9.3%
Professional Services	8.4%
Health Care Equipment & Supplies	8.3%
Software	7.4%
Capital Markets	6.3%
Textiles, Apparel & Luxury Goods	5.6%
Machinery	5.5%
Biotechnology	4.5%
Banks	3.9%
Semiconductors & Semiconductor Equipment	3.7%

In contrast, key detractors from relative performance included stock selection in the energy and industrials sectors.5 In the energy sector, positions in energy equipment and services companies WorleyParsons (Australia) and Fugro6 (Netherlands) hurt relative results as falling oil prices led both to lose value. Within industrials, notable detractors included U.K.-based engineering company Weir Group, Hong Kong-based supply chain conglomerate Noble Group and Switzerland-based SGS, which provides inspection, verification, testing and certification services. In other sectors, major detractors included Japanese e-commerce company Start Today Co.,3 Canada-based Bank of Nova Scotia3 and Swiss chemical firm Sika.

Top 10 Countries
1/31/15
% of Total
Net Assets
U.K.	25.5%
Switzerland	10.1%
Germany	9.1%
Japan	6.1%
Australia	6.0%
Italy	6.0%
Denmark	5.7%
Canada	3.9%
Belgium	3.3%
Sweden	3.2%

Regionally, overweightings in North America and Israel and an underweighting in Australia helped relative performance. Stock selection in Europe, particularly Germany and the U.K, were also beneficial. An underweighting and stock selection in Asia, particularly Japan, hampered relative returns.

Top 10 Holdings
1/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
Umicore SA	3.3%
Chemicals, Belgium
Azimut Holding SpA	3.3%
Capital Markets, Italy
Elekta AB, B	3.2%
Health Care Equipment & Supplies, Sweden
SGS SA	3.1%
Professional Services, Switzerland
Experian PLC	3.1%
Professional Services, U.K.
Syngenta AG	3.1%
Chemicals, Switzerland
Aberdeen Asset Management PLC	3.0%
Capital Markets, U.K.
GN Store Nord AS	3.0%
Health Care Equipment & Supplies, Denmark
Burberry Group PLC	2.9%
Textiles, Apparel & Luxury Goods, U.K.
Roche Holding AG	2.8%
Pharmaceuticals, Switzerland

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended January 31, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

5. The energy sector comprises energy equipment and services in the SOI. The industrials sector comprises aerospace and defense, machinery, professional services, road and rail, and trading companies and distributors in the SOI.
6. Sold by period-end.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INTERNATIONAL GROWTH FUND

Thank you for your participation in Franklin International Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of January 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN INTERNATIONAL GROWTH FUND

Performance Summary as of January 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	1/31/15	7/31/14		Change
A (FNGAX)	$10.71	$11.40	-$	0.69
C (n/a)	$10.54	$11.22	-$	0.68
R (n/a)	$10.71	$11.38	-$	0.67
R6 (FILRX)	$10.77	$11.48	-$	0.71
Advisor (FNGZX)	$10.76	$11.47	-$	0.71

Distributions (8/1/14–1/31/15)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.0348	$0.0604		$0.0077	$0.1029
C	—	$0.0604		$0.0077	$0.0681
R	$0.0061	$0.0604		$0.0077	$0.0742
R6	$0.0783	$0.0604		$0.0077	$0.1464
Advisor	$0.0638	$0.0604		$0.0077	$0.1319

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FRANKLIN INTERNATIONAL GROWTH FUND
PERFORMANCE SUMMARY

Performance as of 1/31/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

					Value of		Average Annual	Total Annual
		Cumulative		Average Annual	$10,000		Total Return	Operating Expenses[6]
Share Class		Total Return[2]		Total Return[3]	Investment[4]		(12/31/14)[5]	(with waiver)	(without waiver)
A								1.49%	1.70%
6-Month		-5.11%		-10.60%	$8,940
1-Year	+	1.57%		-4.27%	$9,573		-10.30%
5-Year	+	37.19%	+	5.27%	$12,926	+	4.07%
Since Inception (6/3/08)	+	13.29%	+	0.99%	$10,678	+	0.90%
C								2.19%	2.40%
6-Month		-5.43%		-6.37%	$9,363
1-Year	+	0.86%		-0.14%	$9,986		-6.40%
5-Year	+	32.50%	+	5.79%	$13,250	+	4.56%
Since Inception (6/3/08)	+	7.98%	+	1.16%	$10,798	+	1.09%
R								1.69%	1.90%
6-Month		-5.21%		-5.21%	$9,479
1-Year	+	1.38%	+	1.38%	$10,138		-4.99%
5-Year	+	35.73%	+	6.30%	$13,573	+	5.07%
Since Inception (6/3/08)	+	11.53%	+	1.65%	$11,153	+	1.57%
R6								1.02%	1.02%
6-Month		-4.86%		-4.86%	$9,514
1-Year	+	2.08%	+	2.08%	$10,208		-4.31%
Since Inception (5/1/13)	+	3.91%	+	2.21%	$10,391	+	1.93%
Advisor								1.19%	1.40%
6-Month		-4.99%		-4.99%	$9,501
1-Year	+	1.84%	+	1.84%	$10,184		-4.44%
5-Year	+	39.15%	+	6.83%	$13,915	+	5.62%
Since Inception (6/3/08)	+	15.42%	+	2.18%	$11,542	+	2.12%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN INTERNATIONAL GROWTH FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 11/30/16 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN INTERNATIONAL GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 8/1/14	Value 1/31/15	Period* 8/1/14–1/31/15
A
Actual	$1,000	$948.90	$7.32
Hypothetical (5% return before expenses)	$1,000	$1,017.69	$7.58
C
Actual	$1,000	$945.70	$10.74
Hypothetical (5% return before expenses)	$1,000	$1,014.17	$11.12
R
Actual	$1,000	$947.90	$8.30
Hypothetical (5% return before expenses)	$1,000	$1,016.69	$8.59
R6
Actual	$1,000	$951.40	$5.02
Hypothetical (5% return before expenses)	$1,000	$1,020.06	$5.19
Advisor
Actual	$1,000	$950.10	$5.85
Hypothetical (5% return before expenses)	$1,000	$1,019.21	$6.06

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.49%;
C: 2.19%; R: 1.69%; R6: 1.02%; and Advisor: 1.19%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin International Small Cap Growth Fund

This semiannual report for Franklin International Small Cap Growth Fund covers the six months ended January 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with market capitalizations not exceeding $5 billion (or the equivalent in local currencies), or the highest market capitalization of the MSCI Europe, Australasia, Far East (EAFE) Small Cap Index, whichever is greater, at the time of purchase. The Fund considers international companies to be those organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S.

Performance Overview

For the six months ended January 31, 2015, the Fund’s Class A shares had a -9.94% cumulative total return. In comparison, the Fund’s benchmark, the MSCI EAFE Small Cap Index, which tracks small cap equity performance in global developed markets excluding the U.S. and Canada, had a -7.51% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 15.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

In choosing individual equity investments, we use a fundamental, bottom-up approach involving in-depth analysis of individual equity securities. We employ a quantitative and qualitative approach to identify smaller international companies that we believe have the potential to generate attractive returns with lower downside risk. Such companies tend to have proprietary products and services, which can sustain a longer term competitive advantage, and they tend to have a higher probability of maintaining a strong balance sheet and/or generating cash flow. After we identify a company, we conduct a thorough analysis to establish its earnings prospects and determine its value. Overall, we seek to invest in companies with attractive valuations.

We do not select investments for the Fund that are merely representative of the small cap asset class but instead aim to produce a portfolio of securities of exceptional companies operating in sectors that offer attractive growth potential.

Although we seek to outperform the MSCI EAFE Small Cap Index, the Fund may take positions that are not represented in the index.

Manager’s Discussion

During the six months under review, stock selection in the materials and industrials sectors was a leading contributor to the Fund’s performance relative to the MSCI EAFE Small Cap Index.2 A relatively small exposure to metals and mining companies during a period of falling commodity prices aided our materials sector performance. Within industrials, an overweighted position in Irish building materials distributor and trading company Grafton Group was beneficial. In August, Grafton reported double-digit year-over-year growth in revenue

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. The materials sector comprises chemicals and metals and mining in the SOI. The industrials sector comprises air freight and logistics, building products, commercial services and supplies, construction and engineering, electrical equipment, machinery, marine, professional services, and trading companies and distributors in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 32.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

and profit and an increase in its operating margin. It also announced a 25% dividend increase. An overweighted allocation to the financials sector, which declined less than the index, also aided relative performance.3 Key individual contributors in the sector included positions in insurers Fairfax Financial Holdings,4 headquartered in Canada, and Bermuda-based Arch Capital Group.4 An overweighted position in Finnish firm Valmet, which supplies services and technologies to the pulp, paper and energy industries, was another key contributor.

Top 10 Sectors/Industries
1/31/15
% of Total
Net Assets
Insurance	14.4%
Machinery	8.4%
Real Estate Investment Trusts	7.2%
Capital Markets	5.5%
Professional Services	5.0%
Trading Companies & Distributors	4.8%
Diversified Financial Services	4.3%
Air Freight & Logistics	4.1%
Food & Staples Retailing	4.0%
Leisure Products	3.4%

In contrast, stock selection in the information technology (IT), consumer staples and consumer discretionary sectors detracted from the Fund’s relative performance.5 Within IT, an overweighted position in U.K.-based Optimal Payments hurt results as the payment processor’s share price fell sharply during the period. Among consumer staples, an overweighted position in Ireland-based alcoholic beverage manufacturer C&C Group hurt performance. C&C shares lost value as lower sales volumes in the company’s key markets led management to revise its fiscal year 2015 operating profit guidance downward. Also in consumer staples, the share price fell for Japanese wigmaker and hair restoration services provider Aderans Co. as the company reported an operating profit decline year-over-year for the first three quarters of fiscal year 2014 and its largest shareholder substantially reduced its stake. French boat manufacturer Beneteau and Dalata Hotel Group,4 Ireland’s largest hotel operator, were key consumer discretionary sector detractors. Other major detractors included U.K.-based outsourcing company Serco Group and a position in Spanish elevator and escalator manufacturer Zardoya Otis.4 Serco shares plunged in November as the company announced it would take substantial impairment charges (write down the book value of its assets), lowered its operating profit guidance for fiscal years 2014 and 2015, and planned a rights issue to raise additional capital. Zardoya Otis continued to be negatively affected by a prolonged slowdown in Spain’s housing market.

Top 10 Countries
1/31/15
% of Total
Net Assets
U.K.	26.6%
Ireland	16.5%
Netherlands	7.7%
U.S.	7.2%
Finland	6.3%
Canada	5.8%
Japan	5.3%
France	5.1%
Singapore	3.5%
Spain	3.3%

From a regional perspective, positions in North America,4 which outperformed the index as a whole, helped relative performance. In Europe, the benefit of stock selection in Finland, the Netherlands, Belgium, Denmark and Austria was not enough to outweigh the negative effects of stock selection in the U.K., France, Spain and Ireland. Stock selection in Japan also detracted from relative performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended January 31, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

3. The financials sector comprises capital markets, diversified financial services, insurance and real estate investment trusts in the SOI.
4. Not part of the index.
5. The IT sector comprises IT services in the SOI. The consumer staples sector comprises beverages, food and staples retailing, household products and personal products in the SOI. The consumer discretionary sector comprises distributors; hotels, restaurants and leisure; leisure products; media and specialty retail in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

Top 10 Holdings
1/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
Grafton Group PLC	4.8%
Trading Companies & Distributors, Ireland
Kennedy Wilson Europe Real Estate PLC	4.3%
Diversified Financial Services, U.K.
Fairfax Financial Holdings Ltd.	4.3%
Insurance, Canada
Sligro Food Group NV	4.0%
Food & Staples Retailing, Netherlands
RenaissanceRe Holdings Ltd.	3.9%
Insurance, U.S.
Michael Page International PLC	3.8%
Professional Services, U.K.
TNT Express NV	3.7%
Air Freight & Logistics, Netherlands
Green REIT PLC	3.5%
Real Estate Investment Trusts, Ireland
Vesuvius PLC	3.5%
Machinery, U.K.
Alent PLC	3.3%
Chemicals, U.K.

Thank you for your continued participation in Franklin International Small Cap Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of January 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

Performance Summary as of January 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	1/31/15	7/31/14		Change
A (FINAX)	$17.97	$22.23	-$	4.26
C (FCSMX)	$17.74	$21.94	-$	4.20
R (FISDX)	$17.95	$22.19	-$	4.24
R6 (FCAPX)	$18.03	$22.32	-$	4.29
Advisor (FKSCX)	$18.02	$22.30	-$	4.28

Distributions (8/1/14–1/31/15)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.2922	$0.2259		$1.5014	$2.0195
C	$0.1917	$0.2259		$1.5014	$1.9190
R	$0.2482	$0.2259		$1.5014	$1.9755
R6	$0.3467	$0.2259		$1.5014	$2.0740
Advisor	$0.3317	$0.2259		$1.5014	$2.0590

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY

Performance as of 1/31/15

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

		Cumulative		Average Annual	Value of		Average Annual	Total Annual
Share Class		Total Return[1]		Total Return[2]	$10,000 Investment[3]		Total Return (12/31/14)[4]	Operating Expenses[5]
A								1.42%
6-Month		-9.94%		-15.12%	$8,488
1-Year		-7.40%		-12.72%	$8,728		-16.02%
5-Year	+	61.21%	+	8.73%	$15,195	+	8.45%
Since Inception (5/15/08)	+	55.77%	+	5.88%	$14,681	+	6.01%
C								2.12%
6-Month		-10.27%		-11.08%	$8,892
1-Year		-8.09%		-8.92%	$9,108		-12.34%
5-Year	+	55.61%	+	9.25%	$15,561	+	8.97%
Since Inception (5/15/08)	+	48.86%	+	6.10%	$14,886	+	6.24%
R								1.62%
6-Month		-10.07%		-10.07%	$8,993
1-Year		-7.66%		-7.66%	$9,234		-11.18%
5-Year	+	59.37%	+	9.77%	$15,937	+	9.49%
Since Inception (5/15/08)	+	53.29%	+	6.57%	$15,329	+	6.70%
R6[6]								1.00%
6-Month		-9.79%		-9.79%	$9,021
1-Year		-7.08%		-7.08%	$9,292		-10.63%
Since Inception (5/1/13)	+	10.88%	+	6.06%	$11,088	+	6.52%
Advisor								1.12%
6-Month		-9.82%		-9.82%	$9,018
1-Year		-7.20%		-7.20%	$9,280		-10.74%
5-Year	+	63.45%	+	10.33%	$16,345	+	10.03%
10-Year	+	199.12%	+	11.58%	$29,912	+	11.87%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The Fund is intended for long-term investors who are comfortable with fluctuation in the value of their investment, especially over the short term. Smaller, relatively new and/or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Foreign investing involves additional risks such as currency and market volatility, as well as political and social instability. Investments in emerging markets involve heightened risks relating to the same factors. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Class R6 shares have a fee waiver guaranteed through at least 11/30/15. Investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 8/1/14	Value 1/31/15	Period* 8/1/14–1/31/15
A
Actual	$1,000	$900.60	$6.47
Hypothetical (5% return before expenses)	$1,000	$1,018.40	$6.87
C
Actual	$1,000	$897.30	$9.76
Hypothetical (5% return before expenses)	$1,000	$1,014.92	$10.36
R
Actual	$1,000	$899.30	$7.71
Hypothetical (5% return before expenses)	$1,000	$1,017.09	$8.19
R6
Actual	$1,000	$902.10	$4.75
Hypothetical (5% return before expenses)	$1,000	$1,020.21	$5.04
Advisor
Actual	$1,000	$901.80	$5.32
Hypothetical (5% return before expenses)	$1,000	$1,019.61	$5.65

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.35%; C: 2.04%; R: 1.61%; R6: 0.99%;
and Advisor: 1.11%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

franklintempleton.com Semiannual Report | 19

FRANKLIN GLOBAL TRUST

Financial Highlights
Franklin International Growth Fund
	Six Months Ended
	January 31, 2015			Year Ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.40	$10.45	$9.11	$9.86	$8.47	$7.47
Income from investment operations[a]:
Net investment income (loss)[b]	(0.02)	0.05	0.10	0.12	0.11	0.11
Net realized and unrealized gains
(losses)	(0.57)	0.95	1.33	(0.77)	1.36	0.97
Total from investment operations	(0.59)	1.00	1.43	(0.65)	1.47	1.08
Less distributions from:
Net investment income	(0.03)	(0.05)	(0.09)	(0.10)	(0.08)	(0.08)
Net realized gains	(0.07)	—	—	—	—	—
Total distributions	(0.10)	(0.05)	(0.09)	(0.10)	(0.08)	(0.08)
Net asset value, end of period	$10.71	$11.40	$10.45	$9.11	$9.86	$8.47

Total return[c]	(5.11)%	9.56%	15.69%	(6.46)%	17.34%	14.56%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	1.74%	1.70%	1.52%	1.69%	1.64%	1.96%
Expenses net of waiver and payments by
affiliates	1.49%	1.49%[e]	1.49%	1.52%	1.37%	1.32%
Net investment income (loss)	(0.31)%	0.48%	1.07%	1.46%	1.15%	1.40%

Supplemental data
Net assets, end of period (000’s)	$173,241	$179,862	$34,466	$17,966	$13,640	$8,920
Portfolio turnover rate	30.55%	29.63%	26.06%	28.80%	13.21%	17.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

20 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)
	Six Months Ended
	January 31, 2015			Year Ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.22	$10.31	$9.00	$9.73	$8.38	$7.42
Income from investment operations[a]:
Net investment income (loss)[b]	(0.05)	(0.02)	0.02	0.05	0.04	0.04
Net realized and unrealized gains
(losses)	(0.56)	0.93	1.32	(0.74)	1.34	0.96
Total from investment operations	(0.61)	0.91	1.34	(0.69)	1.38	1.00
Less distributions from:
Net investment income	—	—	(0.03)	(0.04)	(0.03)	(0.04)
Net realized gains	(0.07)	—	—	—	—	—
Total distributions	(0.07)	—	(0.03)	(0.04)	(0.03)	(0.04)
Net asset value, end of period	$10.54	$11.22	$10.31	$9.00	$9.73	$8.38

Total return[c]	(5.43)%	8.83%	14.88%	(7.08)%	16.43%	13.47%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	2.44%	2.40%	2.22%	2.35%	2.42%	2.79%
Expenses net of waiver and payments by
affiliates	2.19%	2.19%[e]	2.19%	2.18%	2.15%	2.15%
Net investment income (loss)	(1.01)%	(0.22)%	0.37%	0.80%	0.37%	0.57%

Supplemental data
Net assets, end of period (000’s)	$5,673	$5,977	$4,032	$2,545	$2,946	$1,126
Portfolio turnover rate	30.55%	29.63%	26.06%	28.80%	13.21%	17.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 21

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)
	Six Months Ended
	January 31, 2015				Year Ended July 31,
	(unaudited)	2014		2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.38	$10.41		$9.08	$9.83	$8.45	$7.46
Income from investment operations[a]:
Net investment income (loss)[b]	(0.03)	0.03		0.07	0.14	0.08	0.08
Net realized and unrealized gains
(losses)	(0.56)	0.95		1.33	(0.81)	1.35	0.97
Total from investment operations	(0.59)	0.98		1.40	(0.67)	1.43	1.05
Less distributions from:
Net investment income	(0.01)	(0.01)		(0.07)	(0.08)	(0.05)	(0.06)
Net realized gains	(0.07)	—		—	—	—	—
Total distributions	(0.08)	(0.01)		(0.07)	(0.08)	(0.05)	(0.06)
Net asset value, end of period	$10.71	$11.38		$10.41	$9.08	$9.83	$8.45

Total return[c]	(5.21)%	9.44%		15.47%	(6.79)%	17.10%	14.05%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	1.94%	1.90%		1.72%	1.85%	1.92%	2.29%
Expenses net of waiver and payments by
affiliates	1.69%	1.69	%e	1.69%	1.68%	1.65%	1.65%
Net investment income (loss)	(0.51)%	0.28%		0.87%	1.30%	0.87%	1.07%

Supplemental data
Net assets, end of period (000’s)	$222	$222		$274	$150	$47	$41
Portfolio turnover rate	30.55%	29.63%		26.06%	28.80%	13.21%	17.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

22 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)
	Six Months Ended	Year Ended
	January 31, 2015	July 31,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.48	$10.48	$10.56
Income from investment operations[b]:
Net investment income (loss)[c]	(0.01)	0.11	0.07
Net realized and unrealized gains (losses)	(0.55)	0.94	(0.15)
Total from investment operations	(0.56)	1.05	(0.08)
Less distributions from:
Net investment income	(0.08)	(0.05)	—
Net realized gains	(0.07)	—	—
Total distributions	(0.15)	(0.05)	—
Net asset value, end of period	$10.77	$11.48	$10.48

Total return[d]	(4.86)%	10.05%	(0.76)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.02%	1.02%	1.13%
Expenses net of waiver and payments by affiliates	1.02%[f]	1.02%[f,g]	1.10%
Net investment income	0.16%	0.95%	1.45%

Supplemental data
Net assets, end of period (000’s)	$30,465	$29,132	$22,296
Portfolio turnover rate	30.55%	29.63%	26.06%

aFor the period May 1, 2013 (effective date) to July 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 23

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)
	Six Months Ended
	January 31, 2015			Year Ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.47	$10.48	$9.13	$9.89	$8.49	$7.48
Income from investment operations[a]:
Net investment income[b]	—[c]	0.09	0.13	0.17	0.13	0.15
Net realized and unrealized gains
(losses)	(0.58)	0.95	1.33	(0.80)	1.36	0.95
Total from investment operations	(0.58)	1.04	1.46	(0.63)	1.49	1.10
Less distributions from:
Net investment income	(0.06)	(0.05)	(0.11)	(0.13)	(0.09)	(0.09)
Net realized gains	(0.07)	—	—	—	—	—
Total distributions	(0.13)	(0.05)	(0.11)	(0.13)	(0.09)	(0.09)
Net asset value, end of period	$10.76	$11.47	$10.48	$9.13	$9.89	$8.49

Total return[d]	(4.99)%	9.91%	16.04%	(6.19)%	17.65%	14.66%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	1.44%	1.40%	1.22%	1.35%	1.42%	1.79%
Expenses net of waiver and payments by
affiliates	1.19%	1.19%[f]	1.19%	1.18%	1.15%	1.15%
Net investment income (loss)	(0.01)%	0.78%	1.37%	1.80%	1.37%	1.57%

Supplemental data
Net assets, end of period (000’s)	$93,764	$97,134	$74,240	$48,549	$21,873	$11,512
Portfolio turnover rate	30.55%	29.63%	26.06%	28.80%	13.21%	17.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

24 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN GLOBAL TRUST

Statement of Investments, January 31, 2015 (unaudited)

Franklin International Growth Fund
	Country	Shares	Value
Common Stocks 96.2%
Aerospace & Defense 2.1%
MTU Aero Engines AG	Germany	70,000	$6,415,395
Banks 3.9%
Bank of Nova Scotia	Canada	125,000	6,007,950
[a,b]Irish Bank Resolution Corp. Ltd.	Ireland	11,500	—
United Overseas Bank Ltd.	Singapore	340,000	5,823,690
			11,831,640
Biotechnology 4.5%
[a]Alkermes PLC	United States	100,000	7,225,000
CSL Ltd.	Australia	92,000	6,297,537
			13,522,537
Capital Markets 6.3%
Aberdeen Asset Management PLC	United Kingdom	1,395,000	9,197,340
Azimut Holding SpA	Italy	425,000	9,933,295
			19,130,635
Chemicals 9.3%
Sika AG	Switzerland	900	3,086,834
Symrise AG	Germany	90,000	5,908,973
Syngenta AG	Switzerland	28,500	9,278,781
Umicore SA	Belgium	240,000	10,054,337
			28,328,925
Diversified Consumer Services 2.7%
[a]TAL Education Group, ADR	China	265,000	8,217,650
Diversified Financial Services 2.4%
Deutsche Boerse AG	Germany	94,000	7,223,909
Electronic Equipment, Instruments & Components 1.8%
YASKAWA Electric Corp.	Japan	425,000	5,503,129
Energy Equipment & Services 3.3%
Amec Foster Wheeler PLC	United Kingdom	370,000	4,444,714
WorleyParsons Ltd.	Australia	730,000	5,465,690
			9,910,404
Health Care Equipment & Supplies 8.3%
Cochlear Ltd.	Australia	100,000	6,459,890
Elekta AB, B	Sweden	910,000	9,765,789
GN Store Nord AS	Denmark	400,000	8,990,266
			25,215,945
Hotels, Restaurants & Leisure 2.5%
Whitbread PLC	United Kingdom	100,000	7,539,031
Household Products 2.5%
Reckitt Benckiser Group PLC	United Kingdom	90,000	7,632,422
Internet & Catalog Retail 2.1%
Start Today Co. Ltd.	Japan	315,000	6,427,915
Internet Software & Services 1.7%
MercadoLibre Inc.	Argentina	41,000	5,081,540

franklintempleton.com Semiannual Report | 25

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin International Growth Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Machinery 5.5%
GEA Group AG	Germany	177,000	$8,046,910
Weir Group PLC	United Kingdom	340,000	8,603,985
			16,650,895
Media 2.1%
ITV PLC	United Kingdom	1,900,000	6,296,334
Multiline Retail 2.0%
Dollarama Inc.	Canada	125,000	5,938,090
Pharmaceuticals 2.8%
Roche Holding AG	Switzerland	32,000	8,656,366
Professional Services 8.4%
Experian PLC	United Kingdom	530,000	9,364,516
Recruit Holdings Co. Ltd.	Japan	225,000	6,589,197
SGS SA	Switzerland	5,000	9,521,219
			25,474,932
Road & Rail 2.7%
DSV AS, B	Denmark	260,000	8,204,832
Semiconductors & Semiconductor Equipment 3.7%
ARM Holdings PLC	United Kingdom	470,000	7,369,874
ASML Holding NV	Netherlands	38,000	4,004,202
			11,374,076
Software 7.4%
[a]Check Point Software Technologies Ltd.	Israel	86,000	6,636,620
Dassault Systemes SA	France	125,000	7,755,048
The Sage Group PLC	United Kingdom	1,130,000	8,173,575
			22,565,243
Textiles, Apparel & Luxury Goods 5.6%
Burberry Group PLC	United Kingdom	335,000	8,724,715
Luxottica Group SpA	Italy	139,000	8,282,877
			17,007,592
Trading Companies & Distributors 2.6%
Noble Group Ltd.	Hong Kong	9,850,000	7,751,607
Total Common Stocks (Cost $271,279,212)			291,901,044
Short Term Investments (Cost $11,597,917) 3.8%
Money Market Funds 3.8%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	United States	11,597,917	11,597,917
Total Investments (Cost $282,877,129) 100.0%			303,498,961
Other Assets, less Liabilities (0.0)%†			(134,863)
Net Assets 100.0%			$303,364,098

See Abbreviations on page 47.

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days.
cSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

26 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN GLOBAL TRUST

Financial Highlights
Franklin International Small Cap Growth Fund
	Six Months Ended
	January 31, 2015			Year Ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.23	$19.70	$14.38	$16.31	$14.99	$12.33
Income from investment operations[a]:
Net investment income[b]	0.05	0.19	0.18	0.25	0.28	0.19
Net realized and unrealized gains
(losses)	(2.29)	2.65	5.94	(1.48)	1.29	2.49
Total from investment operations	(2.24)	2.84	6.12	(1.23)	1.57	2.68
Less distributions from:
Net investment income	(0.29)	(0.11)	(0.19)	(0.20)	(0.25)	(0.02)
Net realized gains	(1.73)	(0.20)	(0.61)	(0.50)	—	—
Total distributions	(2.02)	(0.31)	(0.80)	(0.70)	(0.25)	(0.02)
Net asset value, end of period	$17.97	$22.23	$19.70	$14.38	$16.31	$14.99

Total return[c]	(9.94)%	14.48%	43.69%	(7.14)%	10.47%	21.74%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	1.35%	1.36%	1.46%	1.49%	1.47%	1.52%
Expenses net of waiver and payments by
affiliates	1.35%[e]	1.36%[e]	1.40%[e]	1.24%	1.25%	1.24%[e]
Net investment income	0.51%	0.89%	1.03%	1.72%	1.75%	1.32%

Supplemental data
Net assets, end of period (000’s)	$198,092	$257,568	$232,712	$166,577	$150,989	$69,739
Portfolio turnover rate	12.36%	16.08%	22.81%	17.07%	17.52%	30.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 27

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin International Small Cap Growth Fund (continued)
	Six Months Ended
	January 31, 2015			Year Ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$21.94	$19.51	$14.25	$16.13	$14.85	$12.29
Income from investment operations[a]:
Net investment income (loss)[b]	(0.02)	0.02	0.05	0.14	0.17	0.09
Net realized and unrealized gains
(losses)	(2.26)	2.63	5.90	(1.45)	1.27	2.48
Total from investment operations	(2.28)	2.65	5.95	(1.31)	1.44	2.57
Less distributions from:
Net investment income	(0.19)	(0.02)	(0.08)	(0.07)	(0.16)	(0.01)
Net realized gains	(1.73)	(0.20)	(0.61)	(0.50)	—	—
Total distributions	(1.92)	(0.22)	(0.69)	(0.57)	(0.16)	(0.01)
Net asset value, end of period	$17.74	$21.94	$19.51	$14.25	$16.13	$14.85

Total return[c]	(10.27)%	13.59%	42.74%	(7.81)%	9.69%	20.93%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	2.04%	2.11%	2.16%	2.20%	2.17%	2.22%
Expenses net of waiver and payments by
affiliates	2.04%[e]	2.11%[e]	2.10%[e]	1.95%	1.95%	1.95%[e]
Net investment income (loss)	(0.18)%	0.14%	0.33%	1.01%	1.05%	0.62%

Supplemental data
Net assets, end of period (000’s)	$28,654	$35,484	$29,786	$14,278	$19,127	$10,378
Portfolio turnover rate	12.36%	16.08%	22.81%	17.07%	17.52%	30.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

28 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin International Small Cap Growth Fund (continued)
	Six Months Ended
	January 31, 2015			Year Ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.19	$19.65	$14.35	$16.29	$14.96	$12.33
Income from investment operations[a]:
Net investment income[b]	0.03	0.12	0.13	0.22	0.25	0.17
Net realized and unrealized gains
(losses)	(2.29)	2.66	5.94	(1.48)	1.29	2.48
Total from investment operations	(2.26)	2.78	6.07	(1.26)	1.54	2.65
Less distributions from:
Net investment income	(0.25)	(0.04)	(0.16)	(0.18)	(0.21)	(0.02)
Net realized gains	(1.73)	(0.20)	(0.61)	(0.50)	—	—
Total distributions	(1.98)	(0.24)	(0.77)	(0.68)	(0.21)	(0.02)
Net asset value, end of period	$17.95	$22.19	$19.65	$14.35	$16.29	$14.96

Total return[c]	(10.07)%	14.17%	43.40%	(7.37)%	10.30%	21.50%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	1.61%	1.62%	1.66%	1.70%	1.67%	1.72%
Expenses net of waiver and payments by
affiliates	1.61%[e]	1.62%[e]	1.60%[e]	1.45%	1.45%	1.45%[e]
Net investment income	0.25%	0.63%	0.83%	1.51%	1.55%	1.12%

Supplemental data
Net assets, end of period (000’s)	$6,796	$9,320	$12,087	$9,755	$7,718	$2,718
Portfolio turnover rate	12.36%	16.08%	22.81%	17.07%	17.52%	30.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 29

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin International Small Cap Growth Fund (continued)
	Six Months Ended	Year Ended
	January 31, 2015	July 31,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.32	$19.78	$18.49
Income from investment operations[b]:
Net investment income[c]	0.09	0.28	0.09
Net realized and unrealized gains (losses)	(2.30)	2.65	1.20
Total from investment operations	(2.21)	2.93	1.29
Less distributions from:
Net investment income	(0.35)	(0.19)	—
Net realized gains	(1.73)	(0.20)	—
Total distributions	(2.08)	(0.39)	—
Net asset value, end of period	$18.03	$22.32	$19.78

Total return[d]	(9.79)%	14.89%	6.98%

Ratios to average net assets[e]
Expenses[f]	0.99%	1.00%	1.01%
Net investment income	0.87%	1.25%	1.42%

Supplemental data
Net assets, end of period (000’s)	$336,144	$359,449	$220,507
Portfolio turnover rate	12.36%	16.08%	22.81%

aFor the period May 1, 2013 (effective date) to July 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

30 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin International Small Cap Growth Fund (continued)
	Six Months Ended
	January 31, 2015			Year Ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.30	$19.77	$14.43	$16.36	$15.02	$12.32
Income from investment operations[a]:
Net investment income[b]	0.08	0.25	0.23	0.29	0.34	0.23
Net realized and unrealized gains
(losses)	(2.30)	2.65	5.95	(1.48)	1.29	2.49
Total from investment operations	(2.22)	2.90	6.18	(1.19)	1.63	2.72
Less distributions from:
Net investment income	(0.33)	(0.17)	(0.23)	(0.24)	(0.29)	(0.02)
Net realized gains	(1.73)	(0.20)	(0.61)	(0.50)	—	—
Total distributions	(2.06)	(0.37)	(0.84)	(0.74)	(0.29)	(0.02)
Net asset value, end of period	$18.02	$22.30	$19.77	$14.43	$16.36	$15.02

Total return[c]	(9.82)%	14.74%	44.06%	(6.87)%	10.83%	22.11%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	1.11%	1.12%	1.16%	1.20%	1.17%	1.22%
Expenses net of waiver and payments by
affiliates	1.11%[e]	1.12%[e]	1.10%[e]	0.95%	0.95%	0.95%[e]
Net investment income	0.75%	1.13%	1.33%	2.01%	2.05%	1.62%

Supplemental data
Net assets, end of period (000’s)	$1,080,039	$1,223,532	$826,218	$376,590	$380,337	$224,101
Portfolio turnover rate	12.36%	16.08%	22.81%	17.07%	17.52%	30.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 31

FRANKLIN GLOBAL TRUST

Statement of Investments, January 31, 2015 (unaudited)

Franklin International Small Cap Growth Fund
	Country	Shares	Value
Common Stocks 94.8%
Air Freight & Logistics 4.1%
Panalpina Welttransport Holding AG	Switzerland	55,019	$6,735,188
TNT Express NV	Netherlands	5,745,000	37,796,825
[a]TNT Express NV, 144A	Netherlands	3,442,900	22,651,121
			67,183,134
Beverages 2.8%
C&C Group PLC	Ireland	11,927,630	46,754,946
Building Products 3.2%
Uponor OYJ	Finland	3,500,448	53,382,797
Capital Markets 5.5%
ARA Asset Management Ltd.	Singapore	25,136,812	31,576,576
[a,b]Fairfax India Holdings Corp., 144A	Canada	2,457,300	24,081,540
[b]RHJ International	Belgium	6,611,971	34,731,842
			90,389,958
Chemicals 3.3%
Alent PLC	United Kingdom	10,012,474	55,123,939
Commercial Services & Supplies 3.0%
[b]ISS A/S	Denmark	997,200	29,500,002
Serco Group PLC	United Kingdom	8,305,128	19,315,461
			48,815,463
Construction & Engineering 2.3%
Keller Group PLC	United Kingdom	1,475,668	19,849,592
Morgan Sindall PLC	United Kingdom	1,839,400	18,563,610
			38,413,202
Distributors 1.9%
[c]Headlam Group PLC	United Kingdom	4,606,688	31,225,743
Diversified Financial Services 4.3%
Kennedy Wilson Europe Real Estate PLC	United Kingdom	1,375,800	21,552,622
[a]Kennedy Wilson Europe Real Estate PLC, 144A	United Kingdom	3,118,600	48,854,489
			70,407,111
Electrical Equipment 3.2%
Prysmian SpA	Italy	2,864,029	53,059,748
Food & Staples Retailing 4.0%
Sligro Food Group NV	Netherlands	1,714,255	65,434,614
Hotels, Restaurants & Leisure 1.3%
[b]Dalata Hotel Group PLC	Ireland	5,302,141	17,489,526
[a,b]Dalata Hotel Group PLC, 144A	Ireland	1,132,759	3,736,494
			21,226,020
Household Products 0.3%
McBride PLC	United Kingdom	4,753,920	5,782,370

32 | Semiannual Report

franklintempleton.com

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin International Small Cap Growth Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Insurance 14.4%
[b]Arch Capital Group Ltd.	United States	931,117	$53,976,853
Euler Hermes Group	France	491,241	48,256,749
Fairfax Financial Holdings Ltd.	Canada	132,300	70,294,789
RenaissanceRe Holdings Ltd.	United States	679,300	64,961,459
			237,489,850
IT Services 2.2%
[b]Optimal Payments PLC	United Kingdom	7,066,225	36,668,078
Leisure Products 3.4%
Beneteau	France	2,454,200	35,902,414
Sankyo Co. Ltd.	Japan	550,200	19,883,361
			55,785,775
Machinery 8.4%
Valmet Corp.	Finland	3,932,780	50,646,382
Vesuvius PLC	United Kingdom	8,624,167	57,158,562
Zardoya Otis SA	Spain	2,688,496	30,643,932
			138,448,876
Marine 1.9%
Irish Continental Group PLC	Ireland	8,593,000	32,033,373
Media 2.3%
ASATSU-DK Inc.	Japan	1,490,700	37,589,524
Metals & Mining 1.6%
Straits Trading Co. Ltd.	Singapore	11,510,000	25,685,509
Personal Products 1.8%
[c]Aderans Co. Ltd.	Japan	3,418,500	30,499,196
Professional Services 5.0%
Michael Page International PLC	United Kingdom	8,831,770	61,993,353
Sthree PLC	United Kingdom	3,923,260	19,974,470
			81,967,823
Real Estate Investment Trusts (REITs) 7.2%
[b,c]Green REIT PLC	Ireland	38,429,481	57,737,781
[c]Irish Residential Properties REIT PLC	Ireland	11,125,000	12,693,030
[a,c]Irish Residential Properties REIT PLC, 144A	Ireland	20,000,000	22,818,931
[c]Lar Espana Real Estate Socimi SA	Spain	2,504,000	25,288,075
			118,537,817
Specialty Retail 2.6%
[b,c]Carpetright PLC	United Kingdom	5,764,925	42,702,125
Trading Companies & Distributors 4.8%
Grafton Group PLC	Ireland	7,821,732	78,879,650
Total Common Stocks (Cost $1,492,334,476)			1,563,486,641

franklintempleton.com Semiannual Report | 33

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin International Small Cap Growth Fund (continued)
		Principal
	Country	Amount*	Value
Short Term Investments 5.1%
Time Deposits 5.1%
Bank of Montreal, 0.05%, 2/02/15	Canada	11,000,000	$11,000,000
National Bank of Canada, 0.02%, 2/02/15	Canada	15,000,000	15,000,000
Royal Bank of Canada, 0.05%, 2/02/15	Canada	8,000,000	8,000,000
Scotia Capital Markets, 0.04%, 2/02/15	United States	51,000,000	51,000,000
Total Time Deposits (Cost $85,000,000)			85,000,000
Total Investments (Cost $1,577,334,476) 99.9%			1,648,486,641
Other Assets, less Liabilities 0.1%			1,237,873
Net Assets 100.0%			$1,649,724,514

See Abbreviations on page 47.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buy-
ers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At January 31, 2015, the aggregate value of these securities was $122,142,575, representing 7.40% of net assets.
bNon-income producing.
cSee Note 8 regarding holdings of 5% voting securities.

34 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN GLOBAL TRUST

Financial Statements

Statements of Assets and Liabilities
January 31, 2015 (unaudited)

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$271,279,212	$1,315,238,555
Cost - Non-controlled affiliated issuers (Note 8)	—	262,095,921
Cost - Sweep Money Fund (Note 3f)	11,597,917	—
Total cost of investments	$282,877,129	$1,577,334,476
Value - Unaffiliated issuers	$291,901,044	$1,425,521,760
Value - Non-controlled affiliated issuers (Note 8)	—	222,964,881
Value - Sweep Money Fund (Note 3f)	11,597,917	—
Total value of investments	303,498,961	1,648,486,641
Cash	—	2,286,533
Receivables:
Investment securities sold	—	63,615
Capital shares sold	218,311	6,063,924
Dividends	563,617	156,014
Other assets	6	42
Total assets	304,280,895	1,657,056,769
Liabilities:
Payables:
Investment securities purchased	241,634	3,518,960
Capital shares redeemed	240,463	2,046,172
Management fees	240,370	1,301,447
Distribution fees	48,323	68,197
Transfer agent fees	122,160	260,710
Trustees’ fees and expenses	898	1,051
Accrued expenses and other liabilities	22,949	135,718
Total liabilities	916,797	7,332,255
Net assets, at value	$303,364,098	$1,649,724,514
Net assets consist of:
Paid-in capital	$291,476,258	$1,596,356,988
Distributions in excess of net investment income	(293,453)	(5,531,646)
Net unrealized appreciation (depreciation)	20,584,294	71,125,949
Accumulated net realized gain (loss)	(8,403,001)	(12,226,777)
Net assets, at value	$303,364,098	$1,649,724,514

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 35

FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
January 31, 2015 (unaudited)

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund
Class A:
Net assets, at value	$173,241,113	$198,092,153
Shares outstanding	16,177,769	11,022,498
Net asset value per share[a]	$10.71	$17.97
Maximum offering price per share (net asset value per share ÷ 94.25%)	$11.36	$19.07
Class C:
Net assets, at value	$5,672,807	$28,654,368
Shares outstanding	538,382	1,615,052
Net asset value and maximum offering price per share[a]	$10.54	$17.74
Class R:
Net assets, at value	$221,772	$6,795,553
Shares outstanding	20,711	378,477
Net asset value and maximum offering price per share	$10.71	$17.95
Class R6:
Net assets, at value	$30,464,831	$336,143,560
Shares outstanding	2,828,903	18,640,192
Net asset value and maximum offering price per share	$10.77	$18.03
Advisor Class:
Net assets, at value	$93,763,575	$1,080,038,880
Shares outstanding	8,710,198	59,929,205
Net asset value and maximum offering price per share	$10.76	$18.02

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
36 | Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statements of Operations
for the six months ended January 31, 2015 (unaudited)

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund
Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$1,718,732	$15,859,030
Non-controlled affiliated issuers (Note 8)	—	375,731
Interest	—	8,738
Total investment income	1,718,732	16,243,499
Expenses:
Management fees (Note 3a)	1,378,963	8,285,712
Distribution fees: (Note 3c)
Class A	263,483	276,806
Class C	28,611	148,231
Class R	557	19,270
Transfer agent fees: (Note 3e)
Class A	366,178	136,762
Class C	11,930	19,116
Class R	465	4,634
Class R6	73	294
Advisor Class	204,866	676,071
Custodian fees (Note 4)	16,889	132,840
Reports to shareholders	8,054	45,982
Registration and filing fees	43,930	108,358
Professional fees	24,005	34,340
Trustees’ fees and expenses	4,971	33,972
Other	11,368	17,047
Total expenses	2,364,343	9,939,435
Expense reductions (Note 4)	—	(572)
Expenses waived/paid by affiliates (Note 3f and 3g)	(353,825)	—
Net expenses	2,010,518	9,938,863
Net investment income (loss)	(291,786)	6,304,636
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(8,270,950)	24,382,655
Non-controlled affiliated issuers (Note 8)	—	27,010,731
Foreign currency transactions	12,094	(866,521)
Net realized gain (loss)	(8,258,856)	50,526,865
Net change in unrealized appreciation (depreciation) on:
Investments	(6,817,355)	(242,051,039)
Translation of other assets and liabilities denominated in foreign currencies	(32,407)	(9,930)
Net change in unrealized appreciation (depreciation)	(6,849,762)	(242,060,969)
Net realized and unrealized gain (loss)	(15,108,618)	(191,534,104)
Net increase (decrease) in net assets resulting from operations	$(15,400,404)	$(185,229,468)

[a]Foreign taxes withheld on dividends	$98,022	$469,970

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 37

FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin International		Franklin International
	Growth Fund		Small Cap Growth Fund
	Six Months Ended		Six Months Ended
	January 31, 2015	Year Ended	January 31, 2015	Year Ended
	(unaudited)	July 31, 2014	(unaudited)	July 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(291,786)	$1,617,629	$6,304,636	$18,732,977
Net realized gain (loss) from investments and
foreign currency transactions	(8,258,856)	7,735,918	50,526,865	87,092,599
Net change in unrealized appreciation
(depreciation) on investments and translation
of other assets and liabilities denominated in
foreign currencies	(6,849,762)	10,310,067	(242,060,969)	92,835,745
Net increase (decrease) in net assets
resulting from operations	(15,400,404)	19,663,614	(185,229,468)	198,661,321
Distributions to shareholders from:
Net investment income:
Class A	(559,483)	(689,760)	(3,102,758)	(1,394,806)
Class C	—	—	(290,660)	(27,536)
Class R	(127)	(211)	(85,742)	(17,768)
Class R6	(33,485)	(106,815)	(5,783,528)	(2,506,396)
Advisor Class	(706,052)	(349,373)	(17,433,305)	(8,435,517)
Net realized gains:
Class A	(1,094,825)	—	(18,341,716)	(2,464,465)
Class C	(36,330)	—	(2,618,975)	(323,174)
Class R	(1,413)	—	(596,708)	(98,666)
Class R6	(29,123)	—	(28,814,214)	(2,598,794)
Advisor Class	(753,638)	—	(90,782,478)	(9,695,233)
Total distributions to shareholders	(3,214,476)	(1,146,159)	(167,850,084)	(27,562,355)
Capital share transactions: (Note 2)
Class A	4,220,854	136,913,226	(13,172,687)	(6,104,899)
Class C	54,901	1,560,584	(358,534)	1,918,063
Class R	12,781	(73,119)	(984,148)	(4,084,402)
Class R6	2,010,552	4,588,601	48,657,581	110,937,964
Advisor Class	3,352,067	15,512,003	83,309,346	290,277,555
Total capital share transactions	9,651,155	158,501,295	117,451,558	392,944,281
Net increase (decrease) in net assets	(8,963,725)	177,018,750	(235,627,994)	564,043,247
Net assets:
Beginning of period	312,327,823	135,309,073	1,885,352,508	1,321,309,261
End of period	$303,364,098	$312,327,823	$1,649,724,514	$1,885,352,508
Undistributed net investment income (distributions
in excess of net investment income) included in
net assets:
End of period	$(293,453)	$1,297,480	$(5,531,646)	$14,859,711

38 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN GLOBAL TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of six separate funds, two of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The Funds offer five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. Franklin International Small Cap Growth Fund was closed to new investors effective June 3, 2013.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV. Time deposits are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country

franklintempleton.com

Semiannual Report | 39

FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, Franklin International Small Cap Growth Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of January 31, 2015, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At January 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin International		Franklin International
	Growth Fund		Small Cap Growth Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended January 31, 2015
Shares sold	1,777,103	$19,237,356	508,717	$10,084,345
Shares issued in reinvestment of distributions	41,861	430,752	1,186,622	21,003,214
Shares redeemed	(1,424,485)	(15,447,254)	(2,258,952)	(44,260,246)
Net increase (decrease)	394,479	$4,220,854	(563,613)	$(13,172,687)
Year ended July 31, 2014
Shares sold	16,183,683	$179,267,608	2,462,039	$54,122,330
Shares issued in reinvestment of distributions	16,275	174,308	172,955	3,770,301
Shares redeemed	(3,715,841)	(42,528,690)	(2,859,815)	(63,997,530)
Net increase (decrease)	12,484,117	$136,913,226	(224,821)	$(6,104,899)

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)
	Franklin International		Franklin International
	Growth Fund		Small Cap Growth Fund
	Shares	Amount	Shares	Amount

Class C Shares:
Six Months ended January 31, 2015
Shares sold	73,754	$784,359	53,934	$1,062,216
Shares issued in reinvestment of distributions	3,580	36,263	157,106	2,747,790
Shares redeemed	(71,870)	(765,721)	(213,499)	(4,168,540)
Net increase (decrease)	5,464	$54,901	(2,459)	$(358,534)
Year ended July 31, 2014
Shares sold	239,119	$2,631,531	277,372	$6,027,445
Shares issued in reinvestment of distributions	—	—	15,283	330,512
Shares redeemed	(97,230)	(1,070,947)	(202,169)	(4,439,894)
Net increase (decrease)	141,889	$1,560,584	90,486	$1,918,063
Class R Shares:
Six Months ended January 31, 2015
Shares sold	1,933	$20,980	32,271	$646,743
Shares issued in reinvestment of distributions	150	1,539	38,578	682,450
Shares redeemed	(910)	(9,738)	(112,340)	(2,313,341)
Net increase (decrease)	1,173	$12,781	(41,491)	$(984,148)
Year ended July 31, 2014
Shares sold	13,012	$145,050	173,177	$3,715,748
Shares issued in reinvestment of distributions	20	211	5,339	116,434
Shares redeemed	(19,851)	(218,380)	(373,591)	(7,916,584)
Net increase (decrease)	(6,819)	$(73,119)	(195,075)	$(4,084,402)
Class R6 Shares:
Six Months ended January 31, 2015
Shares sold	2,496,825	$26,885,280	1,424,623	$31,035,824
Shares issued on reinvestment of distributions	2	16	1,948,071	34,597,741
Shares redeemed	(2,204,499)	(24,874,744)	(837,382)	(16,975,984)
Net increase (decrease)	292,328	$2,010,552	2,535,312	$48,657,581
Year ended July 31, 2014
Shares sold	541,488	$6,064,468	5,518,168	$123,236,803
Shares issued in reinvestment of distributions	9,927	106,815	233,843	5,105,190
Shares redeemed	(142,005)	(1,582,682)	(794,059)	(17,404,029)
Net increase (decrease)	409,410	$4,588,601	4,957,952	$110,937,964
Advisor Class Shares:
Six Months ended January 31, 2015
Shares sold	3,670,489	$40,160,884	14,794,664	$283,612,597
Shares issued in reinvestment of distributions	88,125	911,216	5,783,456	102,656,340
Shares redeemed	(3,517,609)	(37,720,033)	(15,507,635)	(302,959,591)
Net increase (decrease)	241,005	$3,352,067	5,070,485	$83,309,346
Year ended July 31, 2014
Shares sold	2,614,338	$29,212,716	23,297,295	$517,428,835
Shares issued in reinvestment of distributions	4,733	50,927	754,517	16,473,023
Shares redeemed	(1,234,555)	(13,751,640)	(10,976,519)	(243,624,303)
Net increase (decrease)	1,384,516	$15,512,003	13,075,293	$290,277,555

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin International Growth Fund pays an investment management fee to FT Institutional based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $500 million
0.850%	Over $500 million, up to and including $1 billion
0.800%	Over $1 billion, up to and including $1.5 billion
0.750%	Over $1.5 billion, up to and including $6.5 billion
0.725%	Over $6.5 billion, up to and including $11.5 billion
0.700%	Over $11.5 billion, up to and including $16.5 billion
0.690%	Over $16.5 billion, up to and including $19 billion
0.680%	Over $19 billion, up to and including $21.5 billion
0.670%	In excess of $21.5 billion

Franklin International Small Cap Growth Fund pays an investment management fee to Advisers of 0.95% per year of the average daily net assets of the fund.

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to Franklin International Small Cap Growth Fund. The subadvisory fee is paid by Advisers based on the fund’s average daily net assets, and is not an additional expense of the fund.

b. Administrative Fees

Under an agreement with FT Institutional and Advisers, FT Services provides administrative services to the Funds. The fee is paid by FT Institutional and Advisers based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of Funds’ shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund
Reimbursement Plans:
Class A	0.35%	0.35%
Compensation Plans:
Class C	1.00%	1.00%
Class R	0.50%	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund

Sales charges retained net of commissions paid
to unaffiliated broker/dealers	$17,563	$13,433
CDSC retained	$1,054	$5,581

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended January 31, 2015, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund

Transfer agent fees	$349,366	$425,680

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

Franklin International Growth Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the fund are waived on assets invested in the Sweep Money Fund, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to August 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

FT Institutional and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin International Growth Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the fund do not exceed 1.19%, and Class R6 does not exceed 1.02% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2016 and November 30, 2015, respectively.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees for Franklin International Small Cap Growth Fund do not exceed 0.01% until November 30, 2015. For Franklin International Small Cap Growth Fund, there were no Class R6 transfer agent fees waived during the period ended January 31, 2015.

h. Other Affiliated Transactions

At January 31, 2015, one or more of the funds in Franklin Fund Allocator Series owned 13.49% of Franklin International Small Cap Growth Fund’s outstanding shares.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended January 31, 2015, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

At January 31, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund
Cost of investments	$287,233,498	$1,590,057,049

Unrealized appreciation	$36,283,354	$202,169,813
Unrealized depreciation	(20,017,891)	(143,740,221)
Net unrealized appreciation (depreciation)	$16,265,463	$58,429,592

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended January 31, 2015, were as follows:

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund

Purchases	$89,495,027	$209,985,618
Sales	$86,858,366	$314,718,425

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for Franklin International Small Cap Growth Fund for the period ended January 31, 2015, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value		Realized
	at Beginning	Gross	Gross	at End	at End	Investment	Capital
Name of Issuer	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)
Non-Controlled Affiliates
Aderans Co. Ltd.	3,418,500	—	—	3,418,500	$30,499,196	$—	$—
Carpetright PLC	3,387,259	2,377,666	—	5,764,925	42,702,125	—	—
Green REIT PLC	42,701,981	—	(4,272,500)	38,429,481	57,737,781	—	(1,374,031)
Headlam Group PLC	4,082,047	524,641	—	4,606,688	31,225,743	375,731	—
Irish Residential Properties
REIT PLC	11,125,000	—	—	11,125,000	12,693,030	—	—
Irish Residential Properties
REIT PLC, 144A	20,000,000	—	—	20,000,000	22,818,931	—	—
Lar Espana Real Estate
Socimi SA	878,741	1,625,259	—	2,504,000	25,288,075	—	—
Optimal Payments PLC	11,168,906	—	(4,102,681)	7,066,225	—[a]	—	28,384,762
Total Affiliated Securities (Value is 13.52% of Net Assets)					$222,964,881	$375,731	$27,010,731
[a]As of January 31, 2015, no longer an affiliate.

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 13, 2015, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 12, 2016, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended January 31, 2015, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of January 31, 2015, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2		Level 3	Total
Franklin International Growth Fund
Assets:
Investments in Securities:
Equity Investments[a]	$291,901,044	$—	$	—[b]	$291,901,044
Short Term Investments	11,597,917	—		—	11,597,917
Total Investments in Securities	$303,498,961	$—	$	—[b]	$303,498,961

Franklin International Small Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments[a]	$1,563,486,641	$—		$—	$1,563,486,641
Short Term Investments	—	85,000,000		—	85,000,000
Total Investments in Securities	$1,563,486,641	$85,000,000		$—	$1,648,486,641

aFor detailed categories, see the accompanying Statements of Investments.
bIncludes security determined to have no value at January 31, 2015.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Selected Portfolio
ADR American Depositary Receipt

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FRANKLIN GLOBAL TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
January 31, 2015

Franklin Large Cap Equity Fund

A SERIES OF FRANKLIN GLOBAL TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Semiannual Report
Franklin Large Cap Equity Fund	3
Performance Summary	6
Your Fund’s Expenses	9
Financial Highlights and
Statement of Investments	11
Financial Statements	18
Notes to Financial Statements	22
Shareholder Information	28

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Semiannual Report

Franklin Large Cap Equity Fund

This semiannual report for Franklin Large Cap Equity Fund covers the period ended January 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term growth of principal and income through investing at least 80% of its net assets in equity securities of large capitalization companies with market capital izations within the top 50% of companies in the Russell 1000® Index, or of more than $5 billion, at the time of purchase.1 The Fund attempts to minimize capital gains distributions.

Performance Overview

The Fund’s Class A shares posted a +1.59% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, generated a +4.37% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Geographic Breakdown
1/31/15
% of Total
Net Assets
U.S.	91.9%
U.K.	1.8%
Switzerland	1.4%
Denmark	1.0%
Short-Term Investments & Other Net Assets	3.9%

Economic and Market Overview

U.S. economic growth trends were generally encouraging during the six months under review, although economic expansion moderated in 2014’s fourth quarter. A wider trade deficit and lower federal government spending partially offset the positive effect from greater spending by consumers, businesses, and state and local governments. Manufacturing and non-manufacturing activities increased, and the unemployment rate declined to 5.7% in January 2015 from 6.2% in July 2014.3 The housing market improved as home prices rose in most metropolitan areas and mortgage rates declined for the six-month period. Retail sales rose for most of the period but softened near period-end.

The U.S. Federal Reserve Board (Fed) ended its bond buying program in October 2014, based on its view that underlying economic strength could support ongoing progress in labor market conditions. The Fed stated that it could be patient with regard to raising interest rates and that it would consider inflationary pressures, labor market conditions, and financial and international developments in determining its next course of action.

The global economy overall expanded moderately during the period even though economic activity in some countries slowed. Major developed market central banks generally reaffirmed their accommodative monetary policies to support economic recovery. Several emerging market central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

The U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the eurozone, the economy showed signs of improvement as the gross domestic product growth rate picked up in the third and fourth quarters of 2014, led by Germany, the region’s largest economy. In addition to maintaining a low benchmark interest rate and a negative bank

1. The Russell 1000 Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000 Index, which represent the majority of the U.S. market’s total capitalization. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.
Russell® is a trademark of Russell Investment Group.
2. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 15.

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FRANKLIN LARGE CAP EQUITY FUND

deposit rate, the European Central Bank (ECB) implemented a major asset purchase program to boost inflation and stimulate the economy. Although the region benefited from lower oil prices, a weaker euro that supported exports and the ECB’s accommodative policy, it continued to face headwinds such as deflationary pressures and the crisis in Ukraine. Near period-end, concerns arose about Greece’s election of a new prime minister whose platform included restructuring the terms of the country’s debt and loosening austerity mandates.

Top 10 Sectors/Industries
1/31/15
% of Total
Net Assets
Oil, Gas & Consumable Fuels	7.2%
Biotechnology	6.1%
Chemicals	5.0%
Technology Hardware, Storage & Peripherals	4.7%
Aerospace & Defense	4.6%
Software	4.3%
Banks	4.3%
Internet Software & Services	4.3%
Capital Markets	4.0%
Media	3.7%

Japan slid into recession in the third quarter, prompting the Bank of Japan to broaden its stimulus measures amid weak domestic demand and lower inflation resulting from falling crude oil prices. In December, Japan’s ruling coalition was reelected and announced a new stimulus package to revive economic growth. The country exited recession in the fourth quarter, supported largely by exports, while growth in domestic consumption and capital spending remained relatively soft.

Global developed market stocks, as measured by the MSCI World Index, declined slightly for the six-month period as investor concerns about global economic growth, particularly in the eurozone, Japan and China, and the future course of U.S. monetary policy overshadowed continued corporate profit strength. During the period, oil prices plummeted mainly because of strong supply. Despite benign global inflation and a strong U.S. dollar, gold prices ended the period slightly higher after prices surged in January as oil prices weakened, the Swiss National Bank removed the franc’s peg to the euro and the ECB increased monetary stimulus.

Investment Strategy

We are research-driven, fundamental investors, pursuing a blend of growth and value strategies. We use a top-down analysis of macroeconomic trends, including sectors (with some attention to the sector weightings in the Fund’s comparative index) and industries combined with a bottom-up analysis of individual securities. In selecting investments for the Fund, we look for companies we believe are positioned for growth in revenues, earnings or assets, and are selling at reasonable prices. We also consider the dividend growth history. We employ a thematic approach to identify sectors that may benefit from longer term dynamic growth. Within these sectors, we consider the basic financial and operating strength and quality of a company and company management. The Fund, from time to time, may have significant positions in particular sectors. We also seek to identify companies that we believe are temporarily out of favor with investors but have a good intermediate- or long-term outlook.

Top 10 Holdings
1/31/15
Company	% of Total
Sector/Industry	Net Assets
Apple Inc.	3.7%
Technology Hardware, Storage & Peripherals
Google Inc., A & C	2.7%
Internet Software & Services
United Technologies Corp.	2.6%
Aerospace & Defense
Chevron Corp.	2.4%
Oil, Gas & Consumable Fuels
Amazon.com Inc.	2.3%
Internet & Catalog Retail
Gilead Sciences Inc.	2.3%
Biotechnology
Abbott Laboratories	2.2%
Health Care Equipment & Supplies
Celgene Corp.	2.2%
Biotechnology
Starbucks Corp.	2.2%
Hotels, Restaurants & Leisure
NIKE Inc., B	2.1%
Textiles, Apparel & Luxury Goods

Manager’s Discussion

During the six-month period, stock selection in the consumer discretionary and health care sectors contributed to the Fund’s performance compared to the benchmark S&P 500.4 Key contributors from the consumer discretionary sector included home

4. The consumer discretionary sector comprises auto components; hotels, restaurants and leisure; Internet and catalog retail; leisure products; media; specialty retail; and
textiles, apparel and luxury goods in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, health care technology, life sciences tools and services, and pharmaceuticals in the SOI.

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FRANKLIN LARGE CAP EQUITY FUND

improvement retailer Lowe’s Companies, sporting goods and apparel maker NIKE, online retailer Amazon.com and coffee and tea retailer Starbucks. Lowe’s benefited from increased sales helped by rebounding home remodeling, profits for NIKE rose as a result of increased demand including higher margin products, and Starbucks had improved results driven by increased store traffic and gift card purchases. In health care, biopharmaceutical companies Celgene, Regeneron Pharmaceuticals and Gilead Sciences experienced increased product sales, and health care technology firm Cerner also helped relative results. Relative to its benchmark, the Fund had modest overweightings in the consumer discretionary and health care sectors. In other sectors, network security provider Fortinet5 and investment manager BlackRock were notable contributors.

In contrast, stock selection and an underweighting in the consumer staples sector and stock selection in the financials, energy and information technology (IT) sectors weighed on relative results.6 Broadly, cyclical stocks were negatively impacted by a slowdown in the global economy during this time period. Key detractors included oil and gas companies Anadarko Petroleum, Marathon Oil, Southwestern Energy,7 Chevron and Cabot Oil & Gas, and oilfield services firm Schlumberger, all of which were impaired by falling oil prices during the period. On a relative basis, the Fund had a slight underweighting in the energy sector during the period. In IT, positioning technology provider Trimble Navigation was also negatively impacted by lower oil prices as well as effects from new acquisitions and a stronger dollar.5,7 Digital communications products manufacturer QUALCOMM, which lowered the earnings guidance for its semiconductor business, also hindered performance. In other sectors, aerospace metal products maker Precision Castparts and auto components manufacturer BorgWarner also hurt relative results.

Thank you for your continued participation in Franklin Large Cap Equity Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of January 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

5. Not part of the index.
6. The consumer staples sector comprises beverages, food and staples retailing, and food products in the SOI. The financials sector comprises banks, capital markets, consumer finance, insurance and real estate investment trusts in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The IT sector comprises communications equipment; Internet software and services; IT services; semiconductors and semiconductor equipment; software; and
technology hardware, storage and peripherals in the SOI.
7. Sold by period-end.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LARGE CAP EQUITY FUND

Performance Summary as of January 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	1/31/15	7/31/14		Change
A (FLCAX)	$7.73	$8.25	-$	0.52
C (n/a)	$7.51	$8.07	-$	0.56
R (n/a)	$7.72	$8.25	-$	0.53
Advisor (FLCIX)	$7.79	$8.31	-$	0.52

Distributions (8/1/14–1/31/15)
	Dividend	Short-Term	Long-Term
Share Class	Income	Capital Gain	Capital Gain	Total
A	—	$0.1122	$0.5368	$0.6490
C	—	$0.1122	$0.5368	$0.6490
R	—	$0.1122	$0.5368	$0.6490
Advisor	$0.0052	$0.1122	$0.5368	$0.6542

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FRANKLIN LARGE CAP EQUITY FUND
PERFORMANCE SUMMARY

Performance as of 1/31/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: contingent deferred sales charge in first year only;

Class R/Advisor Class: no sales charges.

					Value of		Average Annual	Total Annual
		Cumulative		Average Annual	$10,000		Total Return	Operating Expenses[6]
Share Class		Total Return[2]		Total Return[3]	Investment[4]		(12/31/14)[5]	(with waiver)	(without waiver)
A								1.25%	1.36%
6-Month	+	1.59%		-4.25%	$9,575
1-Year	+	8.17%	+	1.95%	$10,195	+	0.70%
5-Year	+	74.34%	+	10.44%	$16,431	+	10.30%
Since Inception (9/30/08)	+	69.46%	+	7.67%	$15,972	+	8.31%
C								1.95%	2.06%
6-Month	+	1.12%	+	0.19%	$10,019
1-Year	+	7.24%	+	6.25%	$10,625	+	5.09%
5-Year	+	69.29%	+	11.10%	$16,929	+	10.96%
Since Inception (9/30/08)	+	62.96%	+	8.01%	$16,296	+	8.69%
R								1.45%	1.56%
6-Month	+	1.47%	+	1.47%	$10,147
1-Year	+	7.88%	+	7.88%	$10,788	+	6.57%
5-Year	+	73.28%	+	11.62%	$17,328	+	11.48%
Since Inception (9/30/08)	+	68.02%	+	8.53%	$16,802	+	9.19%
Advisor								0.95%	1.06%
6-Month	+	1.65%	+	1.65%	$10,165
1-Year	+	8.55%	+	8.55%	$10,855	+	7.08%
5-Year	+	77.87%	+	12.21%	$17,787	+	12.05%
10-Year	+	80.97%	+	6.11%	$18,097	+	6.13%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN LARGE CAP EQUITY FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s investments in foreign company stocks involve special risks including cur-
rency fluctuations and political uncertainty. There are special risks involved with significant exposure to a particular sector, including increased susceptibility related to economic, business or other developments affecting that sector, which may result in increased volatility. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main invest-
ment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 11/30/16 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN LARGE CAP EQUITY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN LARGE CAP EQUITY FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 8/1/14	Value 1/31/15	Period* 8/1/14–1/31/15
A
Actual	$1,000	$1,015.90	$6.35
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.36
C
Actual	$1,000	$1,011.20	$9.89
Hypothetical (5% return before expenses)	$1,000	$1,015.38	$9.91
R
Actual	$1,000	$1,014.70	$7.36
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$7.37
Advisor
Actual	$1,000	$1,016.50	$4.83
Hypothetical (5% return before expenses)	$1,000	$1,020.42	$4.84

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.25%;
C: 1.95%; R: 1.45%; and Advisor: 0.95%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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				FRANKLIN GLOBAL TRUST

Financial Highlights
Franklin Large Cap Equity Fund
	Six Months Ended
	January 31, 2015			Year Ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.25	$7.43	$6.09	$6.21	$5.00	$4.67
Income from investment operations[a]:
Net investment income (loss)[b]	(—)[c]	—[c]	0.01	0.02	0.01	0.01
Net realized and unrealized gains
(losses)	0.13	1.11	1.35	(0.13)	1.21	0.34
Total from investment operations	0.13	1.11	1.36	(0.11)	1.22	0.35
Less distributions from:
Net investment income	—	(0.01)	(0.02)	(0.01)	(0.01)	(0.02)
Net realized gains	(0.65)	(0.28)	—	—	—	—
Total distributions	(0.65)	(0.29)	(0.02)	(0.01)	(0.01)	(0.02)
Net asset value, end of period	$7.73	$8.25	$7.43	$6.09	$6.21	$5.00

Total return[d]	1.59%	15.23%	22.14%	(1.71)%	24.35%	7.47%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	1.34%	1.36%	1.39%	1.41%	1.41%	1.45%
Expenses net of waiver and payments by
affiliates	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	(0.08)%	0.06%	0.21%	0.26%	0.15%	0.28%

Supplemental data
Net assets, end of period (000’s)	$16,074	$12,796	$8,911	$6,842	$6,205	$3,230
Portfolio turnover rate	15.73%	50.39%	33.77%	21.88%	24.73%	35.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Large Cap Equity Fund (continued)
	Six Months Ended
	January 31, 2015			Year Ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.07	$7.31	$6.02	$6.14	$4.97	$4.66
Income from investment operations[a]:
Net investment income (loss)[b]	(0.03)	(0.05)	(0.03)	(0.02)	(0.03)	(0.03)
Net realized and unrealized gains
(losses)	0.12	1.09	1.32	(0.10)	1.20	0.35
Total from investment operations	0.09	1.04	1.29	(0.12)	1.17	0.32
Less distributions from:
Net investment income	—	—	—	—	—	(0.01)
Net realized gains	(0.65)	(0.28)	—	—	—	—
Total distributions	(0.65)	(0.28)	—	—	—	(0.01)
Net asset value, end of period	$7.51	$8.07	$7.31	$6.02	$6.14	$4.97

Total return[c]	1.12%	14.37%	21.43%	(1.95)%	23.54%	6.78%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	2.04%	2.05%	2.07%	2.07%	2.08%	2.15%
Expenses net of waiver and payments by
affiliates	1.95%	1.94%	1.93%	1.91%	1.92%	1.95%
Net investment income (loss)	(0.78)%	(0.63)%	(0.47)%	(0.40)%	(0.52)%	(0.42)%

Supplemental data
Net assets, end of period (000’s)	$3,813	$3,330	$2,214	$1,116	$1,221	$408
Portfolio turnover rate	15.73%	50.39%	33.77%	21.88%	24.73%	35.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.

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FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Large Cap Equity Fund (continued)
	Six Months Ended
	January 31, 2015			Year Ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.25	$7.44	$6.10	$6.20	$5.00	$4.67
Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)	(0.01)	—[c]	—[c]	(—)[c]	—[c]
Net realized and unrealized gains
(losses)	0.13	1.10	1.35	(0.09)	1.20	0.34
Total from investment operations	0.12	1.09	1.35	(0.09)	1.20	0.34
Less distributions from:
Net investment income	—	(—)[c]	(0.01)	(0.01)	—	(0.01)
Net realized gains	(0.65)	(0.28)	—	—	—	—
Total distributions	(0.65)	(0.28)	(0.01)	(0.01)	—	(0.01)
Net asset value, end of period	$7.72	$8.25	$7.44	$6.10	$6.20	$5.00

Total return[d]	1.47%	14.99%	21.91%	(1.48)%	24.00%	7.32%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	1.54%	1.56%	1.59%	1.61%	1.61%	1.65%
Expenses net of waiver and payments by
affiliates	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income (loss)	(0.28)%	(0.14)%	0.01%	0.06%	(0.05)%	0.08%

Supplemental data
Net assets, end of period (000’s)	$14	$14	$24	$15	$12	$8
Portfolio turnover rate	15.73%	50.39%	33.77%	21.88%	24.73%	35.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Large Cap Equity Fund (continued)
	Six Months Ended
	January 31, 2015			Year Ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.31	$7.47	$6.12	$6.22	$5.01	$4.67
Income from investment operations[a]:
Net investment income[b]	0.01	0.03	0.03	0.03	0.03	0.03
Net realized and unrealized gains
(losses)	0.13	1.12	1.36	(0.10)	1.20	0.34
Total from investment operations	0.14	1.15	1.39	(0.07)	1.23	0.37
Less distributions from:
Net investment income	(0.01)	(0.03)	(0.04)	(0.03)	(0.02)	(0.03)
Net realized gains	(0.65)	(0.28)	—	—	—	—
Total distributions	(0.66)	(0.31)	(0.04)	(0.03)	(0.02)	(0.03)
Net asset value, end of period	$7.79	$8.31	$7.47	$6.12	$6.22	$5.01

Total return[c]	1.65%	15.59%	22.71%	(1.07)%	24.63%	7.92%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	1.04%	1.06%	1.09%	1.11%	1.11%	1.15%
Expenses net of waiver and payments by
affiliates	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	0.22%	0.36%	0.51%	0.56%	0.45%	0.58%

Supplemental data
Net assets, end of period (000’s)	$177,469	$147,173	$105,558	$86,143	$84,930	$61,560
Portfolio turnover rate	15.73%	50.39%	33.77%	21.88%	24.73%	35.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.

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	FRANKLIN GLOBAL TRUST

Statement of Investments, January 31, 2015 (unaudited)

Franklin Large Cap Equity Fund
	Shares	Value
Common Stocks 96.1%
Aerospace & Defense 4.6%
Precision Castparts Corp.	20,000	$4,002,000
United Technologies Corp.	45,000	5,165,100
		9,167,100
Auto Components 2.0%
BorgWarner Inc.	73,000	3,942,730
Banks 4.3%
Bank of America Corp.	200,000	3,030,000
JPMorgan Chase & Co.	65,000	3,534,700
[a]Signature Bank	16,000	1,874,080
		8,438,780
Beverages 2.0%
Diageo PLC, ADR (United Kingdom)	14,000	1,653,820
PepsiCo Inc.	23,800	2,231,964
		3,885,784
Biotechnology 6.1%
[a]Celgene Corp.	37,000	4,408,920
[a]Gilead Sciences Inc.	43,000	4,507,690
[a]Regeneron Pharmaceuticals Inc.	7,500	3,124,950
		12,041,560
Capital Markets 4.0%
BlackRock Inc.	12,000	4,086,120
Morgan Stanley	110,000	3,719,100
		7,805,220
Chemicals 5.0%
Cytec Industries Inc.	62,000	2,975,380
The Dow Chemical Co.	90,000	4,064,400
Praxair Inc.	24,000	2,894,160
		9,933,940
Communications Equipment 1.9%
QUALCOMM Inc.	60,000	3,747,600
Consumer Finance 2.0%
American Express Co.	50,000	4,034,500
Electrical Equipment 2.8%
AMETEK Inc.	56,000	2,682,400
Rockwell Automation Inc.	25,500	2,777,460
		5,459,860
Energy Equipment & Services 1.4%
Schlumberger Ltd.	33,000	2,718,870
Food & Staples Retailing 1.5%
Costco Wholesale Corp.	21,000	3,002,790
Food Products 1.4%
Mondelez International Inc., A	75,500	2,660,620
Health Care Equipment & Supplies 2.2%
Abbott Laboratories	99,000	4,431,240

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FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Large Cap Equity Fund (continued)
	Shares	Value
Common Stocks (continued)
Health Care Providers & Services 1.1%
McKesson Corp.	10,000	$2,126,500
Health Care Technology 1.7%
[a]Cerner Corp.	50,000	3,317,500
Hotels, Restaurants & Leisure 2.2%
Starbucks Corp.	50,000	4,376,500
Industrial Conglomerates 1.7%
Danaher Corp.	41,000	3,377,580
Insurance 3.1%
ACE Ltd.	30,000	3,238,800
MetLife Inc.	60,000	2,790,000
		6,028,800
Internet & Catalog Retail 2.3%
[a]Amazon.com Inc.	13,000	4,608,890
Internet Software & Services 4.3%
[a]Facebook Inc., A	40,000	3,036,400
[a]Google Inc., A	2,000	1,075,100
[a]Google Inc., C	8,000	4,276,160
		8,387,660
IT Services 2.0%
MasterCard Inc., A	47,000	3,855,410
Leisure Products 1.6%
Polaris Industries Inc.	22,000	3,180,980
Life Sciences Tools & Services 1.2%
[a]Quintiles Transnational Holdings Inc.	40,000	2,420,000
Machinery 1.6%
Cummins Inc.	22,900	3,193,634
Media 3.7%
Comcast Corp., A	70,000	3,720,150
The Walt Disney Co.	40,000	3,638,400
		7,358,550
Oil, Gas & Consumable Fuels 7.2%
Anadarko Petroleum Corp.	43,000	3,515,250
Cabot Oil & Gas Corp., A	85,000	2,252,500
Chevron Corp.	47,000	4,818,910
Marathon Oil Corp.	69,900	1,859,340
Royal Dutch Shell PLC, A, ADR (United Kingdom)	30,000	1,843,500
		14,289,500
Pharmaceuticals 2.4%
Novo Nordisk AS, ADR (Denmark)	45,000	2,005,200
Roche Holding AG, ADR (Switzerland)	80,000	2,700,800
		4,706,000
Real Estate Investment Trusts (REITs) 1.2%
American Tower Corp.	25,000	2,423,750

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FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Large Cap Equity Fund (continued)
	Shares	Value
Common Stocks (continued)
Road & Rail 1.0%
Union Pacific Corp.	17,000	$1,992,570
Semiconductors & Semiconductor Equipment 2.8%
Lam Research Corp.	30,000	2,293,200
Microchip Technology Inc.	70,000	3,157,000
		5,450,200
Software 4.3%
[a]Fortinet Inc.	67,000	2,002,965
[a]Red Hat Inc.	40,000	2,551,600
[a]Salesforce.com Inc.	70,000	3,951,500
		8,506,065
Specialty Retail 2.7%
Lowe’s Cos. Inc.	60,000	4,065,600
The TJX Cos. Inc.	20,000	1,318,800
		5,384,400
Technology Hardware, Storage & Peripherals 4.7%
Apple Inc.	62,500	7,322,500
[a]Stratasys Ltd.	25,000	1,987,250
		9,309,750
Textiles, Apparel & Luxury Goods 2.1%
NIKE Inc., B	44,700	4,123,575
Total Common Stocks (Cost $153,937,136)		189,688,408
Short Term Investments (Cost $7,632,026) 3.9%
Money Market Funds 3.9%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	7,632,026	7,632,026
Total Investments (Cost $161,569,162) 100.0%		197,320,434
Other Assets, less Liabilities 0.0%†		48,776
Net Assets 100.0%		$197,369,210

See Abbreviations on page 27.

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

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FRANKLIN GLOBAL TRUST

Financial Statements

Statement of Assets and Liabilities
January 31, 2015 (unaudited)

Franklin Large Cap Equity Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$153,937,136
Cost - Sweep Money Fund (Note 3f)	7,632,026
Total cost of investments	$161,569,162
Value - Unaffiliated issuers	$189,688,408
Value - Sweep Money Fund (Note 3f)	7,632,026
Total value of investments	197,320,434
Receivables:
Capital shares sold	85,694
Dividends	130,449
Other assets	19,068
Total assets	197,555,645
Liabilities:
Payables:
Capital shares redeemed	5,490
Management fees	145,340
Distribution fees	7,253
Transfer agent fees	4,716
Professional fees	14,870
Accrued expenses and other liabilities	8,766
Total liabilities	186,435
Net assets, at value	$197,369,210
Net assets consist of:
Paid-in capital	$161,115,641
Undistributed net investment income	71,130
Net unrealized appreciation (depreciation)	35,750,675
Accumulated net realized gain (loss)	431,764
Net assets, at value	$197,369,210

18 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
January 31, 2015 (unaudited)

Franklin Large Cap Equity Fund

Class A:
Net assets, at value	$16,073,830
Shares outstanding	2,080,337
Net asset value per share[a]	$7.73
Maximum offering price per share (net asset value per share ÷ 94.25%)	$8.20
Class C:
Net assets, at value	$3,813,140
Shares outstanding	507,415
Net asset value and maximum offering price per share[a]	$7.51
Class R:
Net assets, at value	$13,740
Shares outstanding	1,781
Net asset value and maximum offering price per share[b]	$7.72
Advisor Class:
Net assets, at value	$177,468,500
Shares outstanding	22,791,965
Net asset value and maximum offering price per share	$7.79

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.
bNet asset value and maximum offering price may not recalculate due to rounding of net assets and/or shares outstanding.

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FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

Statement of Operations
for the six months ended January 31, 2015 (unaudited)

Franklin Large Cap Equity Fund

Investment income:
Dividends	$1,091,648
Expenses:
Management fees (Note 3a)	885,631
Distribution fees: (Note 3c)
Class A	21,694
Class C	18,288
Class R	36
Transfer agent fees: (Note 3e)
Class A	1,584
Class C	395
Class R	2
Advisor Class	18,169
Custodian fees (Note 4)	733
Reports to shareholders	10,784
Registration and filing fees	28,555
Professional fees	18,626
Trustees’ fees and expenses	2,715
Other	4,518
Total expenses	1,011,730
Expenses waived/paid by affiliates (Note 3f and 3g)	(85,658)
Net expenses	926,072
Net investment income	165,576
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	434,923
Foreign currency transactions	(1,302)
Net realized gain (loss)	433,621
Net change in unrealized appreciation (depreciation) on:
Investments	1,540,148
Translation of other assets and liabilities denominated in foreign currencies	(834)
Net change in unrealized appreciation (depreciation)	1,539,314
Net realized and unrealized gain (loss)	1,972,935
Net increase (decrease) in net assets resulting from operations	$2,138,511

20 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN GLOBAL TRUST
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Large Cap Equity Fund

	Six Months Ended
	January 31, 2015	Year Ended
	(unaudited)	July 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$165,576	$438,701
Net realized gain (loss) from investments and foreign currency transactions	433,621	17,131,009
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	1,539,314	1,266,324
Net increase (decrease) in net assets resulting from operations	2,138,511	18,836,034
Distributions to shareholders from:
Net investment income:
Class A	—	(10,101)
Class R	—	(7)
Advisor Class	(94,446)	(473,652)
Net realized gains:
Class A	(1,173,870)	(338,811)
Class C	(287,867)	(97,094)
Class R	(1,112)	(464)
Advisor Class	(13,297,929)	(4,023,670)
Total distributions to shareholders	(14,855,224)	(4,943,799)
Capital share transactions: (Note 2)
Class A	4,319,823	2,847,370
Class C	739,959	856,045
Class R	513	(11,542)
Advisor Class	41,712,820	29,022,103
Total capital share transactions	46,773,115	32,713,976
Net increase (decrease) in net assets	34,056,402	46,606,211
Net assets:
Beginning of period	163,312,808	116,706,597
End of period	$197,369,210	$163,312,808
Undistributed net investment income included in net assets:
End of period	$71,130	$—

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 21

FRANKLIN GLOBAL TRUST

Notes to Financial Statements (unaudited)

Franklin Large Cap Equity Fund

1. Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin Large Cap Equity Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded

22 | Semiannual Report

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Equity Fund (continued)

funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of January 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary.

franklintempleton.com Semiannual Report | 23

FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Equity Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Security Transactions, Investment Income, Expenses and Distributions (continued)

Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At January 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	January 31, 2015		July 31, 2014
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	690,009	$5,697,211	678,515	$5,462,595
Shares issued in reinvestment of distributions	142,769	1,099,321	44,599	346,978
Shares redeemed	(302,524)	(2,476,709)	(373,139)	(2,962,203)
Net increase (decrease)	530,254	$4,319,823	349,975	$2,847,370

Class C Shares:
Shares sold	117,598	$944,421	214,660	$1,678,766
Shares issued in reinvestment of distributions	37,910	283,944	12,374	94,540
Shares redeemed	(60,462)	(488,406)	(117,441)	(917,261)
Net increase (decrease)	95,046	$739,959	109,593	$856,045

Class R Shares:
Shares issued in reinvestment of distributions	67	$513	28	$215
Shares redeemed	—	—	(1,539)	(11,757)
Net increase (decrease)	67	$513	(1,511)	$(11,542)

Advisor Class Shares:
Shares sold	4,124,455	$34,740,196	4,211,343	$34,142,365
Shares issued in reinvestment of distributions	1,648,718	12,777,930	492,902	3,859,949
Shares redeemed	(695,861)	(5,805,306)	(1,120,683)	(8,980,211)
Net increase (decrease)	5,077,312	$41,712,820	3,583,562	$29,022,103

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Equity Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Fiduciary International, Inc. (Fiduciary)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Fiduciary based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $500 million
0.850%	Over $500 million, up to and including $1 billion
0.800%	Over $1 billion, up to and including $1.5 billion
0.750%	Over $1.5 billion, up to and including $6.5 billion
0.730%	Over $6.5 billion, up to and including $11.5 billion
0.700%	In excess of $11.5 billion

b. Administrative Fees

Under an agreement with Fiduciary, FT Services provides administrative services to the Fund. The fee is paid by Fiduciary based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Reimbursement Plan:
Class A	0.35%
Compensation Plans:
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

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Semiannual Report | 25

FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Equity Fund (continued)

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$12,346
CDSC retained	$277

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended January 31, 2015, the Fund paid transfer agent fees of $20,150, of which $13,130 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to August 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

Fiduciary has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.95% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2016.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended January 31, 2015, there were no credits earned.

5. Income Taxes

At January 31, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$161,591,359

Unrealized appreciation	$39,642,558
Unrealized depreciation	(3,913,483)
Net unrealized appreciation (depreciation)	$35,729,075

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

26 | Semiannual Report

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Equity Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended January 31, 2015, aggregated $58,204,570 and $27,870,633 respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 13, 2015, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 12, 2016, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended January 31, 2015, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At January 31, 2015, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs.

For detailed categories, see the accompanying Statement of Investments.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

franklintempleton.com Semiannual Report | 27

FRANKLIN GLOBAL TRUST

FRANKLIN LARGE CAP EQUITY FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

28 | Semiannual Report franklintempleton.com

FRANKLIN TEMPLETON
INSTITUTIONAL

Semiannual Report
January 31, 2015

Franklin Emerging Market Debt Opportunities Fund

Formerly, Franklin Templeton Emerging Market Debt Opportunities Fund

A SERIES OF FRANKLIN GLOBAL TRUST

Contents

Semiannual Report
Franklin Emerging Market
Debt Opportunities Fund	1
Performance Summary	5
Your Fund’s Expenses	7
Consolidated Financial Highlights
and Consolidated Statement of
Investments	8
Consolidated Financial Statements	15
Notes to Consolidated
Financial Statements	18
Shareholder Information	29

Semiannual Report

Franklin Emerging Market

Debt Opportunities Fund

(formerly, Franklin Templeton Emerging Market Debt Opportunities Fund)

This semiannual report for Franklin Emerging Market Debt Opportunities Fund covers the period ended January 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks high total return through investing in debt securities of emerging market countries, mainly securities issued by sovereign and subsovereign government entities, but also including securities issued by corporate entities.

Performance Overview

The Fund had a -7.11% cumulative total return for the six months under review. In comparison, the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global Diversified Index, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, had a -0.61% total return,1 and the Fund’s second benchmark, the JPM Government Bond Index-Emerging Markets (GBI-EM) Broad Diversified Index (US$ Unhedged), which tracks local currency bonds issued in emerging markets, had a -6.49% total return.2 Also for comparison, the Fund’s third benchmark, the Bank of America Merrill Lynch (BofAML) Emerging Markets Corporate Plus (EMCB) Index (100% US$ Hedged), which tracks the performance of U.S. dollar-denominated and euro-denominated emerging market non-sovereign debt publicly issued within the major domestic and Eurobond markets, had a -2.06% return.1 You can find more performance data in the Performance Summary beginning on page 5.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Economic and Market Overview

The performance of the various categories of emerging market (EM) debt varied widely during the six-month reporting period. U.S. dollar-denominated EM sovereign bonds delivered slightly negative total returns, as rising risk aversion was largely offset by a significant decline in U.S. Treasury yields. U.S. dollar- and euro-denominated

1. Source: Morningstar.
2. Source: J.P. Morgan.
The indexes are unmanaged and include reinvested interest. One cannot invest directly in an index and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 9.

Not FDIC Insured | May Lose Value | No Bank Guarantee

ftinstitutional.com Semiannual Report | 1

FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Portfolio Breakdown*
Based on Total Net Assets as of 1/31/15
Foreign Government &			42.4%
Agency Securities
Quasi-Sovereign &		27.3%
Corporate Bonds
Loan Participations &	14.7%
Assignments
Warrants	2.4%
Private Limited	0.1%
Partnership Fund
Credit-Linked Notes	0.0%**
Common Stocks***	0.0%
Short-Term Investments &
Other Net Assets	13.1%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.
**Rounds to less than 0.1%.
***Includes securities determined to have no value at 1/31/15.

EM corporate bonds, however, fared worse than their sovereign counterparts, undermined by the relatively poor performance of Brazilian and Russian companies during the period, which accounted for a sizable weighting in the Fund’s EM corporate debt benchmark. Furthermore, the positive impact of lower yields on local currency EM bonds was offset by the weakness of EM currencies compared with the U.S. dollar, which strengthened as speculation increased about the timing of a rise in U.S. interest rates. Toward the end of 2014, concerns about the impact of falling oil prices on oil-exporting countries led to a wide sell-off that affected all EM asset classes.

U.S. Treasury yields, the pricing benchmark for U.S. dollar-denominated EM issues, fell sharply during the period, mainly because of fears about faltering global growth. In this environment, the 10-year U.S. Treasury yield lost more than 90 basis points (bps; 100 bps equal one percentage point). In contrast, the yield spread of U.S. dollar-denominated EM debt over U.S. Treasuries widened more than 130 bps over the period. The yield to maturity on the JPM EMBI Global Diversified Index rose significantly during the six months, finishing at 5.59%.

U.S. dollar-denominated EM debt, as measured by the JPM EMBI Global Diversified Index, had a slightly negative total return of -0.61% over the period,1 while local currency EM sovereign bonds, as measured by the JPM GBI-EM Broad Diversified Index, were significantly weaker, with a total return of -6.49%.2 EM corporate bonds, as measured by the BofAML EMCB Index, had a -2.06% total return.1

Geographic Breakdown*
1/31/15
% of Total
Country	Net Assets
Brazil	7.3%
Ukraine	4.9%
Russia	4.6%
South Africa	4.3%
Mexico	4.0%
Angola	4.0%
Nigeria	3.7%
Argentina	3.4%
Iraq	3.1%
El Salvador	3.0%
Uruguay	2.7%
Ghana	2.7%
Tunisia	2.4%
Colombia	2.2%
Supranational	2.0%
China	2.0%
Georgia	2.0%
Azerbaijan	2.0%
Venezuela	1.9%
Mozambique	1.8%
Republic of Seychelles	1.8%
Bosnia & Herzegovina	1.7%
Turkey	1.7%
Mongolia	1.5%
Other	17.8%
Short-Term Investments & Other Net Assets	11.5%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors. May differ from the Consolidated SOI because percentages reflect the issuing country of the Fund’s long-term securities and include the effect of interest receivable balances.

2 | Semiannual Report ftinstitutional.com

FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Investment Strategy

Our portfolio construction process can be summarized in three integral steps — country allocation, currency allocation and issue selection. The first stage of our emerging market debt investment process is identifying the countries for which we have a favorable outlook, which we manage with a bottom-up, research-driven perspective. Since the portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark index, there is no requirement to hold issues in any one country. The next decision is whether to take exposure in the form of “hard currency” or local currency instruments. Hard currencies are typically currencies of economically and politically stable industrialized nations, such as the G-7.3 The last decision concerns security selection. This depends on the shape of the sovereign spread curve and the type of the issue’s coupon (fixed or floating). We may seek to manage the Fund’s exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk through the use of derivative currency transactions, including currency forward contracts or options.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a currency option?

A currency option is a derivative financial instrument that gives the owner the right but not the obligation to exchange money denominated in one currency at a preagreed exchange rate on a specified date.

Manager’s Discussion

During the six month period, U.S. dollar strength led the Fund’s exposure to local currencies to detract from performance. The Russian ruble was a major currency detractor largely because of prolonged depreciation caused by a persistent slide in oil prices and ongoing sanctions related to the Ukrainian conflict that turned into a full-blown currency crisis at the end of 2014. The currencies of other leading oil producers, namely the Brazilian real, the Mexican peso and the Nigerian naira, also hindered results.

At the security level, the Fund’s allocation to Venezuelan issues had a negative impact on results, as the collapse in oil prices cast doubt on how long Venezuela would continue to service its external bonds. Exposure to Ukrainian quasi-sovereign and corporate bonds also hurt performance, as investors placed an increasing likelihood on a restructuring of the country’s sovereign debt, possibly in 2015. The Fund had no significant security contributors to performance during the period.

Currency Breakdown*
1/31/15
% of Total
Currency	Net Assets
U.S. Dollar	70.1%
Brazilian Real	5.5%
Mexican Peso	4.1%
Uruguayan Peso	2.8%
South African Rand	2.8%
Indian Rupee	2.0%
Nigerian Naira	1.9%
Colombian Peso	1.7%
Kenyan Shilling	1.4%
Ugandan Shilling	1.2%
Ghanaian Cedi	1.2%
Zambian Kwacha	1.1%
Serbian Dinar	1.0%
Russian Ruble	1.0%
Costa Rican Colon	0.9%
Turkish Lira	0.8%
Dominican Peso	0.6%
Ukraine Hryvnia	0.1%
Japanese Yen	0.0%**
Swiss Franc	0.0%**
Euro	-0.2%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors. Percentages may differ from the
Consolidated SOI due to the underlying currency exposure on credit-linked notes, pass-through notes, currency forward contracts and currency options and include the effect of interest receivable balances.
**Rounds to less than 0.1%.

3. The G-7, or Group of Seven, is an informal forum of finance ministers from seven industrialized nations who meet periodically to discuss economic policies.
The G-7 includes Canada, France, Germany, Italy, Japan, the U.K. and the U.S.
See www.franklintempletondatasources.com for additional data provider information.

ftinstitutional.com Semiannual Report | 3

FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

On January 31, 2015, the Fund had exposure to 46 emerging market countries. The largest single country exposure was Brazil (7.3% of total net assets), followed by Ukraine (4.9%) and Russia (4.6%). Securities denominated in G-7 currencies constituted 68.9% of total net assets, with 60.6% denominated in the U.S. dollar, 5.8% in the euro and 2.5% in the Japanese yen. The Fund’s exposures to the euro and Japanese yen were fully hedged back into the U.S. dollar. In addition, 29.1% of total net assets were denominated in 17 local currencies, of which the largest was the Brazilian real at 5.5% of total net assets. These figures may differ from the currency breakdown table because they do not include the Fund’s holdings in currency forward contracts and other hedging instruments.

Top 10 Holdings*
1/31/15
Issue	% of Total
Sector, Country	Net Assets
Nota Do Tesouro Nacional	4.6%
Foreign Government & Agency Securities, Brazil
Development Bank of South Africa Ltd.
(Government of Angola)	4.0%
Loan Participations & Assignments, Angola
Government of Iraq**	3.1%
Foreign Government & Agency Securities, Iraq
Mexican Udibonos	3.1%
Foreign Government & Agency Securities, Mexico
Government of El Salvador	3.0%
Foreign Government & Agency Securities, El Salvador
Government of Uruguay	2.8%
Foreign Government & Agency Securities, Uruguay
Government of South Africa	2.8%
Foreign Government & Agency Securities, South Africa
Banque Centrale de Tunisie	2.4%
Foreign Government & Agency Securities, Tunisia
Ferrexpo Finance PLC	2.1%
Quasi-Sovereign & Corporate Bonds, Ukraine
International Finance Corp.	2.0%
Foreign Government & Agency Securities, Supranational

*May differ from the Consolidated SOI because percentages include the effect of interest receivable balances.
**Includes loan participations and assignments.

During the reporting period, the Fund added positions in bonds issued by Capital District of Bogota (Bogota Distrito Capital), Ethiopian Railway, International Bank of Azerbaijan, MTN

Mauritius Investments and Yasar Holdings. The Fund liquidated its positions in corporate bonds issued by Agrokor and Bharti Airtel, euro-denominated Hungarian sovereign bonds and local currency Peruvian sovereign bonds.

We thank you for your confidence in Franklin Emerging Market Debt Opportunities Fund and hope to serve your investment needs at the highest level of expectations.

The foregoing information reflects our analysis, opinions and portfolio holdings as of January 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

4 | Semiannual Report ftinstitutional.com

FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Performance Summary as of January 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Share Price
Symbol: FEMDX	1/31/15	7/31/14		Change
Net Asset Value	$10.50	$12.35	-$	1.85

Distributions (8/1/14–1/31/15)
Dividend	Short-Term	Long-Term
Income	Capital Gain	Capital Gain		Total
$0.9104	$0.0357	$0.0263		$0.9724

Performance[1]
					Value of		Average Annual
		Cumulative		Average Annual	$50,000		Total Return	Total Annual Operating Expenses[6]
		Total Return[2]		Total Return[3]	Investment[4]		(12/31/14)[5]	(with waiver)	(without waiver)
								1.00%	1.14%
6-Month		-7.11%		-7.11%	$46,447
1-Year	+	0.37%	+	0.37%	$50,185		-0.83%
5-Year	+	30.13%	+	5.41%	$65,065	+	6.29%
Since Inception (5/24/06)	+	83.92%	+	7.26%	$91,966	+	7.47%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

ftinstitutional.com

Semiannual Report | 5

FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing including currency volatility, economic instability, and social and political developments of countries where the Fund invests. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier markets. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. In addition, interest rate movements will affect the Fund’s share price and yield. Prices of debt securities generally move in the opposite direction of interest rates. Thus, as prices of debt securities in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through at least 11/30/15, a waiver related to the management fee paid by a Fund subsidiary, and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $50,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6 | Semiannual Report

ftinstitutional.com

FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

	Beginning Account	Ending Account	Expenses Paid During
	Value 8/1/14	Value 1/31/15	Period* 8/1/14–1/31/15
Actual	$1,000	$928.90	$4.86
Hypothetical (5% return before expenses)	$1,000	$1,020.16	$5.09

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

ftinstitutional.com Semiannual Report | 7

FRANKLIN GLOBAL TRUST

Consolidated Financial Highlights
Franklin Emerging Market Debt Opportunities Fund
	Six Months Ended
	January 31, 2015			Year Ended July 31,
	(unaudited)	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.35	$12.06	$12.33	$12.80	$11.94	$9.78
Income from investment operations[a]:
Net investment income[b]	0.45	0.87	0.83	0.90	0.79	0.89
Net realized and unrealized gains
(losses)	(1.33)	0.04	(0.04)	(0.51)	0.54	1.70
Total from investment operations	(0.88)	0.91	0.79	0.39	1.33	2.59
Less distributions from:
Net investment income	(0.91)	(0.58)	(0.89)	(0.70)	(0.36)	(0.43)
Net realized gains	(0.06)	(0.04)	(0.17)	(0.16)	(0.11)	—
Total distributions	(0.97)	(0.62)	(1.06)	(0.86)	(0.47)	(0.43)
Net asset value, end of period	$10.50	$12.35	$12.06	$12.33	$12.80	$11.94

Total return[c]	(7.11)%	7.82%	6.40%	3.73%	11.40%	26.94%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	1.06%	1.10%	1.07%	1.09%	1.11%	1.14%
Expenses net of waiver and payments by
affiliates	1.00%[e]	1.00%[e]	1.00%[e]	1.00%	1.00%	1.00%[e]
Net investment income	7.54%	7.29%	6.63%	7.52%	6.38%	7.89%

Supplemental data
Net assets, end of period (000’s)	$588,563	$630,597	$568,794	$464,714	$400,887	$172,858
Portfolio turnover rate	10.67%	29.70%	30.95%	33.17%	29.09%	36.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

8 | Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements. ftinstitutional.com

FRANKLIN GLOBAL TRUST

Consolidated Statement of Investments, January 31, 2015 (unaudited)

Franklin Emerging Market Debt Opportunities Fund
	Country/
	Organization	Warrants		Value
Warrants 2.4%
[a]Central Bank of Nigeria, wts., 11/15/20	Nigeria	64,000		$9,152,000
[a]Government of Venezuela, Oil Value Recovery wts., 4/15/20	Venezuela	450,000		4,725,000
Total Warrants (Cost $24,363,218)				13,877,000

		Principal
		Amount*

Quasi-Sovereign and Corporate Bonds 27.3%
Banks 4.6%
[b]Fidelity Bank PLC, senior note, 144A, 6.875%, 5/09/18	Nigeria	10,000,000		8,402,000
[c]HSBK(Europe) BV, senior note, Reg S, 7.25%, 5/03/17	Kazakhstan	5,000,000		4,982,775
[c]International Bank of Azerbaijan OJSC, senior note, Reg S, 5.625%,
6/11/19	Azerbaijan	6,300,000		5,713,312
[b]National Savings Bank, senior note, 144A, 8.875%, 9/18/18	Sri Lanka	7,000,000		7,743,750
				26,841,837
Chemicals 0.7%
[b]Braskem Finance Ltd., senior note, 144A, 5.375%, 5/02/22	Brazil	4,450,000		4,360,755
Commercial Services & Supplies 1.0%
[c]Red de Carreteras de Occidente Sapib de CV, secured bond, Reg S,
9.00%, 6/10/28	Mexico	86,000,000	MXN	5,623,039
Diversified Financial Services 2.4%
[d,e,f]Sphynx Capital Markets (National Investment Bank of Ghana), PTN,
zero cpn., 2/05/09	Ghana	8,000,000		8,684,136
[b]Yasar Holdings SA, senior note, 144A, 8.875%, 5/06/20	Turkey	5,150,000		5,336,687
				14,020,823
Diversified Telecommunication Services 2.3%
[c]Empresa de Telecommunicaciones de Bogota SA, senior note,
Reg S, 7.00%, 1/17/23	Colombia	16,100,000,000	COP	6,252,244
[b]MTN(Mauritius) Investments Ltd., 144A, 4.755%, 11/11/24	South Africa	2,250,000		2,274,874
[c]Oi SA, senior note, Reg S, 9.75%, 9/15/16	Brazil	14,400,000	BRL	4,880,104
				13,407,222
Food & Staples Retailing 1.7%
[c]Cencosud SA, senior note, Reg S, 4.875%, 1/20/23	Chile	4,409,000		4,405,318
[b]JBS Investments GmbH, senior note, 144A, 7.25%, 4/03/24	Brazil	5,900,000		5,863,125
				10,268,443
Metals & Mining 2.8%
[c]Ferrexpo Finance PLC, senior bond, Reg S, 7.875%, 4/07/16	Ukraine	15,200,000		11,837,000
[c]Vedanta Resources PLC, senior note, Reg S, 9.50%, 7/18/18	India	4,900,000		4,823,927
				16,660,927
Municipal Bonds 3.9%
[c]Bogota Distrito Capital, senior note, Reg S, 9.75%, 7/26/28	Colombia	7,928,000,000	COP	3,898,265
Province Del Neuquen, secured note,
[b]144A, 7.875%, 4/26/21	Argentina	4,180,000		4,157,616
[c]Reg S, 7.875%, 4/26/21	Argentina	5,270,600		5,242,376
Province of Salta Argentina, senior secured note,
[b]144A, 9.50%, 3/16/22	Argentina	3,838,500		3,790,519
[c]Reg S, 9.50%, 3/16/22	Argentina	5,385,842		5,318,519
				22,407,295

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FRANKLIN GLOBAL TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)
	Country/	Principal
	Organization	Amount*		Value
Quasi-Sovereign and Corporate Bonds (continued)
Oil, Gas & Consumable Fuels 2.2%
[b]Georgian Oil & Gas Corp., 144A, 6.875%, 5/16/17	Georgia	5,000,000		$5,050,000
Petro Co. of Trinidad and Tobago Ltd., senior note,
[b]144A, 6.00%, 5/08/22	Trinidad and Tobago	750,000		757,500
[c]Reg S, 6.00%, 5/08/22	Trinidad and Tobago	1,625,000		1,642,347
[c]State Oil Co., Government of Azerbaijan, senior note, Reg S, 4.75%,
3/13/23	Azerbaijan	6,200,000		5,636,420
				13,086,267
Paper & Forest Products 0.7%
[b]Masisa SA, senior note, 144A, 9.50%, 5/05/19	Chile	4,300,000		4,133,375
Real Estate Management & Development 2.0%
[c]Franshion Development Ltd., senior note, Reg S, 6.75%, 4/15/21	China	4,800,000		5,222,976
[c]Longfor Properties Co. Ltd., senior note, Reg S, 6.75%, 1/29/23	China	500,000		476,875
[c]Yuexiu Property Co. Ltd., senior note, Reg S, 4.50%, 1/24/23	China	6,200,000		5,873,756
				11,573,607
Road & Rail 0.5%
[b]Georgian Railway LLC, senior bond, 144A, 7.75%, 7/11/22	Georgia	2,900,000		3,076,233
Specialty Retail 1.1%
[b]Edcon Pty. Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	6,800,000	EUR	6,174,102
Textiles, Apparel & Luxury Goods 1.0%
[b]Golden Legacy Pte. Ltd., senior note, 144A, 9.00%, 4/24/19	Indonesia	6,200,000		6,025,625
Thrifts & Mortgage Finance 0.0%†
[f]Astana Finance BV, 7.875%, 6/08/10	Kazakhstan	2,300,000	EUR	259,820
Wireless Telecommunication Services 0.4%
[b]Millicom International Cellular SA, senior note, 144A, 6.625%,
10/15/21	Luxembourg	2,500,000		2,573,438
Total Quasi-Sovereign and Corporate Bonds
(Cost $162,842,623)				160,492,808
[g]Loan Participations and Assignments 14.7%
[b]Alfa Bond Issuance PLC (Alfa Bank OJSC), 144A, 7.50%,
9/26/19	Russia	11,200,000		9,627,912
[c]Credit Suisse First Boston International (City of Kyiv), secured bond,
Reg S, 8.00%, 11/06/15	Ukraine	9,600,000		4,896,000
[h]Development Bank of South Africa Ltd. (Government of Angola),
Tranche 2, senior note, FRN, 6.594%, 12/20/23	Angola	11,900,000		11,900,000
Tranche 3B, senior note, FRN, 6.57%, 12/20/23	Angola	11,200,000		11,200,000
[h]Ethiopian Railway Corp. (Republic of Ethiopia), FRN,
3.917%, 8/07/21	Ethiopia	125,825		117,646
3.934%, 8/07/21	Ethiopia	550,719		514,922
4.075%, 8/07/21	Ethiopia	5,972,315		5,584,114
[c]Federal Grid Co. OJSC (Federal Finance Ltd.), Reg S, 8.446%,
3/13/19	Russia	200,000,000	RUB	2,134,075
[e,h]Government of Iraq, Tranche A3, Sumitomo Corp. Loan, FRN,
0.688%, 1/01/28	Iraq	322,120,730	JPY	1,724,345
[e,h]Merrill Lynch & Co. Inc. (Government of Iraq), FRN, 0.688%,
1/01/28	Iraq	563,730,790	JPY	3,017,708
[c]Mozambique EMATUM Finance 2020 BV (Republic of Mozambique),
senior note, Reg S, 6.305%, 9/11/20	Mozambique	11,100,000		10,328,106

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)
	Country/	Principal
	Organization	Amount*		Value
[g]Loan Participations and Assignments (continued)
[f,i]NK Debt Corp.,
144A, zero cpn., 3/12/20	North Korea	4,250,000	DEM	$58,913
Reg S, zero cpn., 3/12/20	North Korea	2,000,000	CHF	52,231
Reg S, zero cpn., 3/12/20	North Korea	18,000,000	DEM	249,515
RSHB Capital SA (Russian Agricultural Bank OJSC), senior sub. note,
[b]144A, 6.00% to 6/03/16, FRN thereafter, 6/03/21	Russia	7,000,000		4,738,125
[c]Reg S, 6.00%, 6/03/21	Russia	1,200,000		812,250
[c]RZD Capital PLC (Russian Railways),
senior bond, Reg S, 5.70%, 4/05/22	Russia	7,400,000		5,889,142
senior note, Reg S, 8.30%, 4/02/19	Russia	300,000,000	RUB	3,241,649
[c]SSB #1 PLC (OJSC State Savings Bank of Ukraine), senior note,
Reg S,
8.25%, 3/10/16	Ukraine	15,000,000		7,331,250
8.875%, 3/20/18	Ukraine	6,300,000		2,980,688
Total Loan Participations and Assignments
(Cost $116,150,503)				86,398,591
[j]Credit-Linked Notes (Cost $573,442) 0.0%†
[b]ING Bank NV (Government of Ukraine), 144A, 5.50%, 8/25/15	Ukraine	4,400,000	UAH	259,006
Foreign Government and Agency Securities 42.4%
Banque Centrale de Tunisie,
[c]Reg S, 4.50%, 6/22/20	Tunisia	3,961,000	EUR	4,641,377
senior bond, 4.30%, 8/02/30	Tunisia	610,000,000	JPY	4,430,309
senior bond, 4.20%, 3/17/31	Tunisia	680,000,000	JPY	4,953,989
The Development and Investment Projects Fund of the Jordan
Armed Forces and Security Corps., senior note, 6.14%,
12/16/19	Jordan	2,200,000		2,139,500
[f]Government of Argentina, 11.75%, 5/20/11	Argentina	3,000,000	DEM	1,559,468
[h]Government of Bosnia & Herzegovina,
FRN, 0.938%, 12/11/17	Bosnia & Herzegovina	1,900,000	DEM	998,637
[c]senior bond, B, Reg S, FRN, 0.938%, 12/11/21	Bosnia & Herzegovina	18,754,167	DEM	9,071,841
[b]Government of Costa Rica, 144A, 10.58%, 9/23/15	Costa Rica	2,775,000,000	CRC	5,296,089
[b]Government of the Dominican Republic, 144A, 12.50%, 2/09/18	Dominican Republic	149,000,000	DOP	3,522,545
[h]Government of Ecuador, FRN, 1.188%, 2/27/15	Ecuador	96,676		92,084
[c]Government of El Salvador, senior bond, Reg S, 7.65%, 6/15/35	El Salvador	16,400,000		17,788,834
Government of Georgia,
[b]144A, 6.875%, 4/12/21	Georgia	2,900,000		3,163,306
[c]Reg S, 6.875%, 4/12/21	Georgia	200,000		218,159
Government of Ghana,
25.40%, 7/31/17	Ghana	11,000,000	GHS	3,575,826
23.00%, 8/21/17	Ghana	8,790,000	GHS	2,743,768
[c,f]Government of Grenada, Reg S, 6.00% to 9/15/15, 8.00% to
9/15/17, 8.50% to 9/15/18, 9.00% thereafter, 9/15/25	Grenada	9,800,000		3,289,125
Government of Honduras,
[b]144A, 7.50%, 3/15/24	Honduras	3,200,000		3,368,288
[c]Reg S, 7.50%, 3/15/24	Honduras	400,000		421,036
[b]senior note, 144A, 8.75%, 12/16/20	Honduras	1,200,000		1,343,886
[c]Government of Iraq, Reg S, 5.80%, 1/15/28	Iraq	17,000,000		13,673,355
Government of Macedonia, senior bond, 4.625%, 12/08/15	Macedonia	4,242,000	EUR	4,908,564
[c]Government of Mongolia, Reg S, 5.125%, 12/05/22	Mongolia	10,500,000		8,830,500
Government of Montenegro, 7.875%, 9/14/15	Republic of
	Montenegro	4,900,000	EUR	5,748,144

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FRANKLIN GLOBAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)
	Country/	Principal
	Organization	Amount*		Value
Foreign Government and Agency Securities (continued)
Government of Nigeria, 16.39%, 1/27/22	Nigeria	683,700,000	NGN	$3,830,178
[b]Government of Paraguay, 144A, 4.625%, 1/25/23	Paraguay	5,950,000		6,210,342
[c]Government of Rwanda, Reg S, 6.625%, 5/02/23	Rwanda	5,000,000		5,035,875
[c]Government of Seychelles, Reg S, 7.00% to 1/01/18, 8.00%
thereafter, 1/01/26	Republic of Seychelles	10,500,000		10,318,350
Government of South Africa, 8.00%, 12/21/18	South Africa	180,000,000	ZAR	16,279,515
Government of Turkey,
[h]FRN, 8.52%, 1/04/17	Turkey	1,940,000	TRY	782,281
[k]Index Linked, 4.00%, 4/29/15	Turkey	9,311,468	TRY	3,783,355
Government of Uganda,
10.00%, 5/21/15	Uganda	1,450,000,000	UGX	504,844
10.25%, 4/21/16	Uganda	3,000,000,000	UGX	1,004,674
10.75%, 2/22/18	Uganda	2,200,000,000	UGX	671,963
[k]Government of Uruguay, senior bond, Index Linked, 3.70%,
6/26/37	Uruguay	437,893,268	UYU	16,509,658
Government of Venezuela,
[c]Reg S, 6.00%, 12/09/20	Venezuela	11,000,000		3,547,115
senior bond, 7.65%, 4/21/25	Venezuela	9,000,000		2,910,690
International Finance Corp., senior note, 7.75%, 12/03/16	Supranational[l]	705,000,000	INR	11,800,603
[c]Jamaica Government International Bond, senior bond, Reg S,
7.625%, 7/09/25	Jamaica	1,700,000		1,855,984
Kenya Infrastructure Bond, 11.00%, 9/15/25	Kenya	578,300,000	KES	6,321,800
[k]Mexican Udibonos, Index Linked, 4.00%, 11/15/40	Mexico	2,278,227	[m]MXN	17,902,356
[n]Nota Do Tesouro Nacional, Index Linked, 6.00%,
8/15/20	Brazil	7,890	[o] BRL	7,543,032
8/15/24	Brazil	8,000	[o] BRL	7,641,899
8/15/30	Brazil	12,000	[o] BRL	11,402,824
Serbia Treasury Note, 10.00%,
2/21/16	Serbia	500,000,000	RSD	4,647,013
5/22/16	Serbia	50,000,000	RSD	464,644
[c,h]Tanzania Government International Bond, Reg S, FRN, 6.329%,
3/09/20	United Republic of
	Tanzania	2,800,000		2,861,866
Total Foreign Government and Agency Securities
(Cost $286,402,488)				249,609,491

		Shares/Units

Common Stocks (Cost $—) 0.0%
[e,p]Astana Finance JSC, ADR, 144A	Kazakhstan	26,243		—
Private Limited Partnership Fund
(Cost $4,205,212) 0.1%
Diversified Financial Services 0.1%
[a,i,p,q]Global Distressed Alpha Fund III LP	Bermuda	4,030,073		553,934

Total Investments before Short Term Investments
(Cost $594,537,486)				511,190,830

12 | Semiannual Report

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FRANKLIN GLOBAL TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)
	Country/	Principal
	Organization	Amount*		Value
Short Term Investments 9.5%
Foreign Government and Agency Securities 2.5%
[r]Kenya Treasury Bill, 5/04/15	Kenya	155,750,000	KES	$1,658,427
[r]Nigeria Treasury Bills, 3/05/15 - 9/03/15	Nigeria	1,319,000,000	NGN	6,775,471
[r]Zambia Treasury Bills, 7/13/15 - 10/19/15	Zambia	45,425,000	ZMW	6,387,895
Total Foreign Government and Agency Securities
(Cost $16,267,905)				14,821,793
U.S. Government and Agency Securities
(Cost $949,980) 0.2%
[r]U.S. Treasury Bills, 2/12/15 - 4/09/15	United States	950,000		949,996
Total Investments before Money Market Funds
(Cost $611,755,371)				526,962,619

		Shares
Money Market Funds (Cost $40,203,315) 6.8%
[p,s]Institutional Fiduciary Trust Money Market Portfolio	United States	40,203,315		40,203,315
Total Investments (Cost $651,958,686) 96.4%				567,165,934
Other Assets, less Liabilities 3.6%				21,397,007
Net Assets 100.0%				$588,562,941

*The principal amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
aThe security is owned by Alternative Strategies (FT) Ltd., a wholly-owned subsidiary of the Fund. See Note 1(g).
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
January 31, 2015, the aggregate value of these securities was $107,249,098, representing 18.22% of net assets.
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At January 31, 2015, the aggregate value of these securities was $200,995,830, representing 34.15% of net assets.
dRepresents claims that have been filed with a Ghanaian court against National Investment Bank of Ghana.
eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At January 31, 2015, the aggregate value of these securities was $13,426,189, representing 2.28% of net assets.
fSee Note 7 regarding defaulted securities.
gSee Note 1(e) regarding loan participations and assignments.
hThe coupon rate shown represents the rate at period end.
iSee Note 9 regarding restricted securities.
jSee Note 1(f) regarding credit-linked notes.
kPrincipal amount of security is adjusted for inflation. See Note 1(i).
lA supranational organization is an entity formed by two or more central governments through international treaties.
mPrincipal amount is stated in Unidad de Inversion Units.
nRedemption price at maturity is adjusted for inflation. See Note 1(i).
oPrincipal amount is stated in 1,000 Brazilian Real Units.
pNon-income producing.
qThe Global Distressed Alpha Fund III LP is a fund focused on the purchase of and the recovery on private distressed commercial, sovereign and sovereign-related debt claims around the world, principally in Africa and Asia.
rThe security is traded on a discount basis with no stated coupon rate.
sSee Note 3(d) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

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FRANKLIN GLOBAL TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

At January 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
Euro	CITI	Sell	12,300,000	$15,284,546	3/23/15	$1,383,356	$—
Euro	MSCO	Buy	6,000,000	7,307,160	3/23/15	—	(526,092)
Euro	MSCO	Sell	13,000,000	16,156,556	3/23/15	1,464,242	—
Euro	RBCCM	Sell	12,000,000	14,920,188	3/23/15	1,358,052	—
Japanese Yen	CITI	Sell	600,000,000	5,067,080	3/23/15	—	(43,922)
Japanese Yen	MSCO	Sell	600,000,000	5,065,027	3/23/15	—	(45,975)
Japanese Yen	RBCCM	Sell	500,000,000	4,222,795	3/23/15	—	(36,373)
Unrealized appreciation (depreciation)						4,205,650	(652,362)
Net unrealized appreciation (depreciation)						$3,553,288
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 28.

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FRANKLIN GLOBAL TRUST

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities
January 31, 2015 (unaudited)

Franklin Emerging Market Debt Opportunities Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$611,755,371
Cost - Sweep Money Fund (Note 3d)	40,203,315
Total cost of investments	$651,958,686
Value - Unaffiliated issuers	$526,962,619
Value - Sweep Money Fund (Note 3d)	40,203,315
Total value of investments	567,165,934
Cash	2,740,840
Restricted cash (Note 1d)	819,000
Foreign currency, at value (cost $5,820,543)	5,825,162
Receivables:
Investment securities sold	4,864,430
Capital shares sold	156,194
Interest	9,528,354
Unrealized appreciation on forward exchange contracts	4,205,650
Unrealized appreciation on unfunded loan commitments (Note 10)	66,279
Other assets	16
Total assets	595,371,859
Liabilities:
Payables:
Investment securities purchased	4,118,914
Capital shares redeemed	275,453
Management fees	464,941
Transfer agent fees	5,610
Unrealized depreciation on forward exchange contracts	652,362
Unrealized depreciation on unfunded loan commitments (Note 10)	340,524
Due to brokers	819,000
Deferred tax	4,453
Accrued expenses and other liabilities	127,661
Total liabilities	6,808,918
Net assets, at value	$588,562,941
Net assets consist of:
Paid-in capital	$674,342,586
Distributions in excess of net investment income	(9,361,378)
Net unrealized appreciation (depreciation)	(81,801,493)
Accumulated net realized gain (loss)	5,383,226
Net assets, at value	$588,562,941
Shares outstanding	56,067,049
Net asset value and maximum offering price per share	$10.50

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FRANKLIN GLOBAL TRUST
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations
for the six months ended January 31, 2015 (unaudited)

Franklin Emerging Market Debt Opportunities Fund

Investment income:
Dividends	$2,310,000
Interest	22,712,467
Inflation principal adjustments	1,943,174
Total investment income	26,965,641
Expenses:
Management fees (Note 3a)	3,082,212
Transfer agent fees (Note 3c)	28,629
Custodian fees (Note 4)	109,397
Reports to shareholders	13,861
Registration and filing fees	27,683
Professional fees	52,629
Trustees’ fees and expenses	11,775
Other	8,178
Total expenses	3,334,364
Expense reductions (Note 4)	(250)
Expenses waived/paid by affiliates (Notes 3d and 3e)	(175,092)
Net expenses	3,159,022
Net investment income	23,806,619
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(97,124)
Foreign currency transactions	5,690,389
Net realized gain (loss)	5,593,265
Net change in unrealized appreciation (depreciation) on:
Investments	(78,563,922)
Translation of other assets and liabilities denominated in foreign currencies	2,602,904
Change in deferred taxes on unrealized appreciation	7,385
Net change in unrealized appreciation (depreciation)	(75,953,633)
Net realized and unrealized gain (loss)	(70,360,368)
Net increase (decrease) in net assets resulting from operations	$(46,553,749)

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FRANKLIN GLOBAL TRUST
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin Emerging Market Debt Opportunities Fund

	Six Months Ended
	January 31, 2015	Year Ended
	(unaudited)	July 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$23,806,619	$43,321,521
Net realized gain (loss) from investments and foreign currency transactions	5,593,265	(4,241,115)
Net change in unrealized appreciation (depreciation) on investments, translation of other assets
and liabilities denominated in foreign currencies, and deferred taxes	(75,953,633)	6,433,724
Net increase (decrease) in net assets resulting from operations	(46,553,749)	45,514,130
Distributions to shareholders from:
Net investment income	(47,966,524)	(27,827,405)
Net realized gains	(3,266,613)	(1,989,027)
Total distributions to shareholders	(51,233,137)	(29,816,432)
Capital share transactions (Note 2)	55,752,757	46,105,272
Net increase (decrease) in net assets	(42,034,129)	61,802,970
Net assets:
Beginning of period	630,597,070	568,794,100
End of period	$588,562,941	$630,597,070
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$(9,361,378)	$14,798,527

ftinstitutional.com The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report | 17

FRANKLIN GLOBAL TRUST

Notes to Consolidated Financial Statements (unaudited)

Franklin Emerging Market Debt Opportunities Fund

1. Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Emerging Market Debt Opportunities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counter-parties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counter-party include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one coun-terparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At January 31, 2015, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

At January 31, 2015, the Fund received $1,238,614 in U.S. Treasury Bonds and Notes as collateral for derivatives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 11 regarding other derivative information.

d. Restricted Cash

At January 31, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

e. Loan Participations and Assignments

The Fund may invest in debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees only from the lender selling the loan and only upon receipt of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to credit risk of both the borrower and the lender that is selling the loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan.

f. Credit-Linked Notes

The Fund purchases credit-linked notes. Credit-linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit-linked notes include the potential default of the underlying reference asset, the movement in the value of the currency of the underlying reference asset relative to the credit-linked note, the potential inability of the Fund to dispose of the credit-linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

g. Investment in Alternative Strategies (FT) Ltd. (FT Subsidiary)

The Fund invests in certain financial instruments, warrants or commodities through its investment in the FT Subsidiary. The FT Subsidiary is a Cayman Islands exempted company with limited liability, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At January 31, 2015, the FT Subsidiary’s investments as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FT Subsidiary. All intercompany transactions and balances have been eliminated. At January 31, 2015, the net assets of the FT Subsidiary were $17,556,675, representing 2.98% of the Fund’s consolidated net assets. The Fund’s investment in the FT Subsidiary is limited to 25% of consolidated assets.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of January 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend rate is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Consolidated Statement of Operations.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At January 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	January 31, 2015		July 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	6,322,964	$75,335,957	10,773,400	$129,807,757
Shares issued in reinvestment of distributions	4,440,488	46,625,128	2,273,662	26,465,438
Shares redeemed	(5,745,728)	(66,208,328)	(9,177,157)	(110,167,923)
Net increase (decrease)	5,017,724	$55,752,757	3,869,905	$46,105,272

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund and FT Subsidiary pay an investment management fee to FTIML based on the average daily net assets of each of the Fund and FT Subsidiary as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $500 million
0.900%	Over $500 million, up to and including $1 billion
0.850%	In excess of $1 billion

Management fees paid by the Fund are reduced on assets invested in the FT Subsidiary, in an amount not to exceed the management fees paid by the FT Subsidiary.

b. Administrative Fees

Under an agreement with FTIML, FT Services provides administrative services to the Fund and FT Subsidiary. The fee is paid by FTIML based on each of the Fund’s and FT Subsidiary’s average daily net assets, and is not an additional expense of the Fund or FT Subsidiary.

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

c. Transfer Agent Fees

The Fund pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties.

For the period ended January 31, 2015, the Fund paid transfer agent fees of $28,629 of which $27,140 was retained by Investor Services.

d. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to August 1, 2013, the waiver was accounted for as a reduction to management fees.

e. Waiver and Expense Reimbursements

FTIML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding acquired fund fees and expenses) do not exceed 1.00% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2015.

f. Other Affiliated Transactions

At January 31, 2015, one or more of the funds in Franklin Fund Allocator Series owned 20.68% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended January 31, 2015, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

At January 31, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$645,847,250

Unrealized appreciation	$20,568,635
Unrealized depreciation	(99,249,951)
Net unrealized appreciation (depreciation)	$(78,681,316)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums, and tax straddles.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended January 31, 2015, aggregated $69,806,382 and $59,918,269, respectively.

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Semiannual Report | 23

FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

7. Credit Risk and Defaulted Securities

At January 31, 2015, the Fund had 65.95% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At January 31, 2015, the aggregate value of these securities was $14,153,208, representing 2.40% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of Investments.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At January 31, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/			Acquisition
Units		Issuer	Dates	Cost	Value
4,030,073		Global Distressed Alpha Fund III LP	10/11/12 - 10/06/14	$4,205,212	$553,934
4,250,000	DEM	NK Debt Corp., 144A, zero cpn., 3/12/20	6/19/07 - 10/14/08	723,263	58,913
18,000,000	DEM	NK Debt Corp., Reg S, zero cpn., 3/12/20	1/25/11 - 6/06/11	2,023,663	249,515
2,000,000	CHF	NK Debt Corp., Reg S, zero cpn., 3/12/20	6/17/11	388,830	52,231
		Total Restricted Securities (Value is 0.16% of Net Assets)		$7,340,968	$914,593

10. Unfunded Loan Commitments

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented in the Consolidated Statement of Investments.

At January 31, 2015, unfunded commitments were as follows:
Unfunded
Commitment
Borrower
Ethiopian Railway Corp. (Republic of Ethiopia)	$2,651,141
Global Distressed Alpha Fund III LP	394,788
Total	$3,045,929

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations.

11. Other Derivative Information

At January 31, 2015, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts	Consolidated		Consolidated
Not Accounted for as	Statement of Assets and		Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	$4,205,650	forward exchange contracts	$652,362

For the period ended January 31, 2015, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:
Change in
Unrealized
Derivative Contracts		Realized	Appreciation
Not Accounted for as		Gain (Loss)	(Depreciation)
Hedging Instruments	Consolidated Statement of Operations Locations	for the Period	for the Period
Foreign exchange contracts	Net realized gain (loss) from investments and foreign
currency transactions / Net change in unrealized
appreciation (depreciation) on translation of other
	assets and liabilities denominated in foreign currencies	$6,860,379	$2,802,621

For the period ended January 31, 2015, the average month end fair value of derivatives represented 0.43% of average month end net assets. The average month end number of open derivative contracts for the period was 7.

See Note 1(c) regarding derivative financial instruments.

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 13, 2015, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 12, 2016, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the period ended January 31, 2015, the Fund did not use the Global Credit Facility.

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Semiannual Report | 25

FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of January 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Warrants	$—	$4,725,000	$9,152,000	$13,877,000
Quasi-Sovereign and Corporate Bonds	—	151,808,672	8,684,136	160,492,808
Loan Participations and Assignments	—	51,979,197	34,419,394	86,398,591
Credit-Linked Notes	—	259,006	—	259,006
Foreign Government and Agency Securities	—	249,609,491	—	249,609,491
Common Stocks	—	—	—[a]	—
Private Limited Partnership Fund	—	—	553,934	553,934
Short Term Investments	41,153,311	14,821,793	—	55,975,104
Total Investments in Securities	$41,153,311	$473,203,159	$52,809,464	$567,165,934
Other Financial Instruments:
Forward Exchange Contracts	$—	$4,205,650	$—	$4,205,650
Loan Participations and Assignments – Unfunded Commitment	—	—	66,279	66,279
Total Other Financial Instruments	$—	$4,205,650	$66,279	$4,271,929
Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$652,362	$—	$652,362
Private Limited Partnership Fund – Unfunded Commitment	—	—	340,524	340,524
Total Other Financial Instruments	$—	$652,362	$340,524	$992,886
[a]Includes securities determined to have no value at January 31, 2015.

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

A reconciliation of assets and liabilities in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At January 31, 2015, the reconciliation of assets and liabilities, is as follows:

									Net Change
									in Unrealized
						Net	Net		Appreciation
	Balance at			Transfers		Realized	Unrealized	Balance	(Depreciation)
	Beginning			Into (Out of)	Cost Basis	Gain	Appreciation	at End	on Assets Held
	of Period	Purchases	Sales	Level 3	Adjustments[a]	(Loss)	(Depreciation)	of Period	at Period End
Assets
Investments in Securities:
Warrants	$9,920,000	$—	$—	$—	$—	$—	$(768,000)	$9,152,000	$(768,000)
Quasi-Sovereign and Corporate
Bonds	8,406,320	—	—	—	—	—	277,816	8,684,136	277,816
Loan Participations and
Assignments	29,693,263	6,012,163	—	—	(151,825)	—	(1,134,207)	34,419,394	(1,134,207)
Private Limited Partnership
Fund	110,995	330,240	—	—	—	—	112,699	553,934	112,699
Total Investments in Securities	$48,130,578	$6,342,403	$—	$—	$(151,825)	$—	$(1,511,692)	$52,809,464	$(1,511,692)
Other Financial Instruments
Loan Participations and Assignments –
Unfunded Commitment	$—	$—	$—	$—	$—	$—	$66,279	$66,279	$66,279
Liabilities
Other Financial Instruments
Private Limited Partnership Fund –
Unfunded Commitment	$—	$—	$—	$—	$—	$—	$340,524	$340,524	$340,524

aMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of January 31, 2015, are as follows:

						Impact to Fair
	Fair Value at			Unobservable	Amount/	Value if Input
Description	End of Period		Valuation Technique	Inputs	Range	Increases[a]
Assets:
Investments in Securities:
Quasi-Sovereign and Corporate
Bonds	$8,684,136		Probability Weighted
			Discounted Cash Flow
			Model	Free Cash Flow[b]	$0.0 - $13.3 (mil)	Increase[c]
			Market Comparables	Discount for lack
				of marketability	20%	Decrease[d]
Loan Participations and
Assignments	4,742,053		Consensus Pricing	Weighted average
				of offered quotes	$62.00 - $69.53	Increase[d]
All Other Investments[e]	39,449,554	[f]
Total	$52,875,743

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

13. Fair Value Measurements (continued)

Fair Value at
Description	End of Period
Liabilities:
Other Financial Instruments:
Private Limited Partnership Fund –
Unfunded Commitment[e]	$340,524

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bIncludes probability assumptions for various outcomes from ongoing legal proceedings.
cRepresents a significant impact to fair value and net assets.
dRepresents a significant impact to fair value but not net assets.
eIncludes financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are unobservable.
May also include fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs.
fIncludes securities determined to have no value at January 31, 2015.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the consolidated financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
CITI	Citibank N.A.	BRL	Brazilian Real	ADR	American Depositary Receipt
MSCO	Morgan Stanley	CHF	Swiss Franc	FRN	Floating Rate Note
RBCCM	Royal Bank of Canada	COP	Colombian Peso	PTN	Pass-through Note
		CRC	Costa Rican Colon
		DEM	Deutsche Mark
		DOP	Dominican Peso
		EUR	Euro
		GHS	Ghanaian Cedi
		INR	Indian Rupee
		JPY	Japanese Yen
		KES	Kenyan Shilling
		MXN	Mexican Peso
		NGN	Nigerian Naira
		RSD	Serbian Dinar
		RUB	Russian Ruble
		TRY	Turkish Lira
		UAH	Ukraine Hryvnia
		UGX	Ugandan Shilling
		UYU	Uruguayan Peso
		ZAR	South African Rand
ZMW Zambian Kwacha

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FRANKLIN GLOBAL TRUST

FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report
and Shareholder Letter
January 31, 2015

Franklin Global Listed Infrastructure Fund

A SERIES OF FRANKLIN GLOBAL TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Semiannual Report
Franklin Global
Listed Infrastructure Fund	3
Performance Summary	7
Your Fund’s Expenses	10
Financial Highlights and
Statement of Investments	12
Financial Statements	20
Notes to Financial Statements	24
Shareholder Information	31

franklintempleton.com

1

Semiannual Report

Franklin Global Listed Infrastructure Fund

We are pleased to bring you Franklin Global Listed Infrastructure Fund’s semiannual report for the period ended January 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks total investment return consisting of income and capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities listed on a domestic or foreign exchange of companies that are located around the world (including emerging markets) and whose principal business is the ownership, management, construction, operation, use or financing of infrastructure assets.

Performance Overview

For the period under review, the Fund’s Class A shares delivered a +0.38% cumulative total return. In comparison, the Standard & Poor’s® (S&P®) Global Infrastructure Index, which tracks performance of stocks of large infrastructure companies around the world, had a -0.48% cumulative total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

U.S. economic growth trends were generally encouraging during the six months under review, although economic expansion moderated in 2014’s fourth quarter. A wider trade deficit and lower federal government spending partially offset the positive effect from greater spending by consumers, businesses, and state and local governments. Manufacturing and non-manufacturing activities increased, and the unemployment rate declined to 5.7% in January 2015 from 6.2% in July 2014.2 The housing market improved as home prices rose in most metropolitan areas and mortgage rates declined for the six-month period. Retail sales rose for most of the period but softened near period-end.

The U.S. Federal Reserve Board (Fed) ended its bond buying program in October 2014, based on its view that underlying economic strength could support ongoing progress in labor market conditions. The Fed stated that it could be patient with regard to raising interest rates and that it would consider inflationary pressures, labor market conditions, and financial and international developments in determining its next course of action.

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 17.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

The global economy overall expanded moderately during the period even though economic activity in some countries slowed. Major developed market central banks generally reaffirmed their accommodative monetary policies to support economic recovery. Several emerging market central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

The U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the eurozone, the economy showed signs of improvement as the gross domestic product growth rate picked up in the third and fourth quarters of 2014, led by Germany, the region’s largest economy. In addition to maintaining a low benchmark interest rate and a negative bank deposit rate, the European Central Bank (ECB) implemented a major asset purchase program to boost inflation and stimulate the economy. Although the region benefited from lower oil prices, a weaker euro that supported exports and the ECB’s accommodative policy, it continued to face headwinds such as deflationary pressures and the crisis in Ukraine. Near period-end, concerns arose about Greece’s election of a new prime minister whose platform included restructuring the terms of the country’s debt and loosening austerity mandates.

Japan slid into recession in the third quarter, prompting the Bank of Japan to broaden its stimulus measures amid weak domestic demand and lower inflation resulting from falling crude oil prices. In December, Japan’s ruling coalition was reelected and announced a new stimulus package to revive economic growth. The country exited recession in the fourth quarter, supported largely by exports, while growth in domestic consumption and capital spending remained relatively soft.

Global developed market stocks, as measured by the MSCI World Index, declined slightly for the six-month period as investor concerns about global economic growth, particularly in the eurozone, Japan and China, and the future course of U.S. monetary policy overshadowed continued corporate profit strength. During the period, oil prices plummeted mainly because of strong supply. Despite benign global inflation and a strong U.S. dollar, gold prices ended the period slightly higher after prices surged in January as oil prices weakened, the Swiss National Bank removed the franc’s peg to the euro and the ECB increased monetary stimulus.

Investment Strategy

When selecting investments for the Fund’s portfolio, we use a bottom-up stock selection process that incorporates macro-level views in the evaluation process. Our portfolio construction process combines bottom-up analysis of individual stock and infrastructure market fundamentals with top-down macro overlays to provide country/regional, infrastructure sector and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities. We may invest up to 20% of net assets in emerging markets and may invest in infrastructure-related companies of any market capitalization size. We may use currency forward or futures contracts from time to time to help manage currency risks and manage local currency exposure.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

Manager’s Discussion

During the period under review, key contributors to the Fund’s performance relative to the S&P Global Infrastructure Index included an overweighted position in transportation infrastructure firm Japan Airport Terminal. Its share price benefited primarily from the internationalization of Haneda Airport, one of two primary airports that serve the Tokyo metropolitan area. Following the completion of the new international terminal in 2010 and subsequent expansion in the spring of 2014, Haneda Airport expected to experience significant international passenger traffic growth by the end of the decade. This passenger growth trend has driven continued improvement in retail sales and was projected to lead to robust operating income growth in the upcoming fiscal year. In recent months, Japanese airline operators reported strong international traffic growth trends at Haneda Airport, thus confirming our investment thesis.

An investment in New Jersey Resources also enhanced performance.3 The U.S. company provides regulated natural gas distribution service in several of New Jersey’s largest counties and, in our view, potentially offered earnings growth above the sector average resulting from a favorable regulatory regime and exposure to attractive customer growth dynamics. Its analyst day was a positive catalyst as the company highlighted that roughly 30% of its capital expenditures in the 2014–2017 fiscal period were projected to be invested in renewable energy and combined heat and power projects. New construction and oil-to-gas conversion projects were expected to drive New Jersey Resources’ gas distribution customer growth over the next few years. We believe additional growth should come from the company’s distribution system upgrades and storm-related projects. Moreover, New Jersey Resources is a smaller capitalization company with less analyst coverage than traditional U.S. electric utilities, and we believe investors should continue to find the story attractive, potentially driving further positive performance.

The Fund’s investment in Atmos Energy, one of the largest U.S. natural gas distributors, also supported performance.3 In November, the company reported positive earnings growth for its fiscal year 2014 and increased its next annual dividend 5.4%. The regulated pipeline segment and nonregulated midstream infrastructure segments generated strong profit growth. Additionally, the company’s operating cash flow growth increased significantly. Atmos Energy also enhanced its balance sheet by reducing its short-term debt and lowering its debt-to-capital ratio.

Top 10 Holdings
1/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
Atlantia SpA	5.9%
Highways & Railtracks, Italy
Transurban Group	5.3%
Highways & Railtracks, Australia
Groupe Eurotunnel SA	4.0%
Highways & Railtracks, France
NextEra Energy Inc.	3.4%
Electric Utilities, U.S.
National Grid PLC	3.2%
Multi-Utilities, U.K.
Dominion Resources Inc.	3.2%
Multi-Utilities, U.S.
China Merchants Holdings International Co. Ltd.	2.9%
Marine Ports & Services, China
Japan Airport Terminal Co. Ltd.	2.7%
Airport Services, Japan
Enbridge Inc.	2.7%
Oil & Gas Storage & Transportation, Canada
Abertis Infraestructuras SA	2.7%
Highways & Railtracks, Spain

In contrast, the Fund’s investment in Spain-based global infrastructure asset operator and construction firm Obrascon Huarte Lain hampered relative performance.3 The company manages toll road, airport and social infrastructure concessions in seven European countries. We established the position in September 2014 after the market reacted negatively when the company revealed its net debt and working capital position during its first-half 2014 earnings call. Our analysis at the time suggested to us the stock was trading at a significant valuation discount to the value implied by its equity stakes in listed infrastructure companies Abertis Infraestructuras (a Fund holding) and OHL Mexico. However, the market continued to focus on the company’s perceived balance sheet weakness rather than a valuation we considered attractive, and there were no positive

3. Not part of the index.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

catalysts to improve sentiment. Obrascon’s subsequent decision to sell a portion of its stake in OHL Mexico at a significant discount suggested to us that its leverage situation was poorer than we had initially assessed and we exited the position.

Also hindering relative results was an underweighted investment in The Southern Co., one of the largest listed, regulated U.S. utility companies, with operations focused in Alabama, Georgia, Florida and Mississippi. The company has been involved in the construction of several high-profile power plants and has experienced multiple cost overruns with a coal-to-gas plant. These cost overruns will be paid by shareholders rather than customers, and we expected similar risks with respect to the construction of its two nuclear units. Despite company-specific issues, however, the shares were buoyed during the period by outperformance of the U.S. utilities sector overall.

The Fund’s overweighted position in Veresen, a Canada-based midstream energy company, also detracted from performance. In September, the company announced a $1.43 billion investment in Ruby Pipeline, a natural gas pipeline in the U.S., by buying Global Infrastructure Partners’ 50% interest. Veresen raised capital through a stock sale to fund the acquisition and other investments, which initially led to an earnings per share dilution that drew negative market reaction. In addition, falling energy prices during the period led many investors to become less certain about the timing and implementation of the company’s ambitious Jordan Cove LNG Project, which was intended to facilitate export of liquefied natural gas.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended January 31, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure.

Thank you for your continued participation in Franklin Global Listed Infrastructure Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of January 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

Performance Summary as of January 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	1/31/15	7/31/14		Change
A (FLGIX)	$12.02	$12.35	-$	0.33
C (N/A)	$11.95	$12.28	-$	0.33
R (N/A)	$11.99	$12.32	-$	0.33
R6 (N/A)	$12.03	$12.36	-$	0.33
Advisor (N/A)	$12.03	$12.36	-$	0.33

Distributions (8/1/14–1/31/15)
	Dividend	Short-Term	Long-Term
Share Class	Income	Capital Gain	Capital Gain	Total
A	$0.1532	$0.1947	$0.0052	$0.3531
C	$0.1156	$0.1947	$0.0052	$0.3155
R	$0.1359	$0.1947	$0.0052	$0.3358
R6	$0.1747	$0.1947	$0.0052	$0.3746
Advisor	$0.1716	$0.1947	$0.0052	$0.3715

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND
PERFORMANCE SUMMARY

Performance as of 1/31/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

					Value of		Average Annual
		Cumulative		Average Annual	$10,000		Total Return	Total Annual Operating Expenses[6]
Share Class		Total Return[2]		Total Return[3]	Investment[4]		(12/31/14)[5]	(with waiver)	(without waiver)
A								1.45%	4.15%
6-Month	+	0.38%		-5.37%	$9,463
1-Year	+	16.15%	+	9.50%	$10,950	+	8.38%
Since Inception (9/6/13)	+	25.28%	+	12.58%	$11,808	+	13.01%
C								2.15%	4.85%
6-Month		-0.02%		-0.99%	$9,901
1-Year	+	15.24%	+	14.24%	$11,424	+	13.11%
Since Inception (9/6/13)	+	23.92%	+	16.52%	$12,392	+	17.30%
R								1.65%	4.35%
6-Month	+	0.15%	+	0.15%	$10,015
1-Year	+	15.71%	+	15.71%	$11,571	+	14.69%
Since Inception (9/6/13)	+	24.67%	+	17.02%	$12,467	+	17.84%
R6								1.08%	5.21%
6-Month	+	0.48%	+	0.48%	$10,048
1-Year	+	16.45%	+	16.45%	$11,645	+	15.34%
Since Inception (9/6/13)	+	25.80%	+	17.78%	$12,580	+	18.58%
Advisor								1.15%	3.85%
6-Month	+	0.45%	+	0.45%	$10,045
1-Year	+	16.36%	+	16.36%	$11,636	+	15.24%
Since Inception (9/6/13)	+	25.69%	+	17.71%	$12,569	+	18.50%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Investments in infrastructure-related securities involve special risks, including but not limited to high interest costs, high leverage and increased susceptibility to adverse economic or regulatory developments affecting the sector. Investments in utility company securities, if purchased for dividend yield, involve additional interest rate risks. When interest rates have risen, the stock prices of these companies have tended to fall. Thus, as prices of utility company stocks in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. By focusing on an industry or group of industries, the Fund carries much greater risk of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Special risks are associated with foreign investing, including currency rate fluctuations, economic instability and political developments. The risks of foreign investing may be greater in developing or emerging markets. Investors should be comfortable with fluctuations in the value of their investment, as small- and midsized-company stocks can be volatile, especially over the short term. Smaller or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund’s use of derivatives and foreign currency techniques involve special risks as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 11/30/16. Fund investment results reflect the expense reduction, to the extent applicable;
without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 8/1/14	Value 1/31/15	Period* 8/1/14–1/31/15
A
Actual	$1,000	$1,003.80	$7.22
Hypothetical (5% return before expenses)	$1,000	$1,018.00	$7.27
C
Actual	$1,000	$999.80	$10.74
Hypothetical (5% return before expenses)	$1,000	$1,014.47	$10.82
R
Actual	$1,000	$1,001.50	$8.22
Hypothetical (5% return before expenses)	$1,000	$1,016.99	$8.29
R6
Actual	$1,000	$1,004.80	$5.31
Hypothetical (5% return before expenses)	$1,000	$1,019.91	$5.35
Advisor
Actual	$1,000	$1,004.50	$5.71
Hypothetical (5% return before expenses)	$1,000	$1,019.51	$5.75

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.43%;
C: 2.13%; R: 1.63%; R6: 1.05%; and Advisor: 1.13%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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FRANKLIN GLOBAL TRUST

Financial Highlights
Franklin Global Listed Infrastructure Fund
	Six Months Ended
	January 31, 2015	Period Ended
	(unaudited)	July 31, 2014[a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.35	$10.00
Income from investment operations[b]:
Net investment income[c]	0.06	0.27
Net realized and unrealized gains (losses)	(0.04)	2.20
Total from investment operations	0.02	2.47
Less distributions from:
Net investment income	(0.15)	(0.11)
Net realized gains	(0.20)	(0.01)
Total distributions	(0.35)	(0.12)
Net asset value, end of period	$12.02	$12.35

Total return[d]	0.38%	24.81%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.95%[f]	4.03%
Expenses net of waiver and payments by affiliates[g]	1.43%	1.28%
Net investment income	1.02%	2.59%

Supplemental data
Net assets, end of period (000’s)	$26,458	$14,934
Portfolio turnover rate	24.85%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fRatios are adjusted to exclude the effects of annualization for non-recurring expenses.
gBenefit of expense reduction rounds to less than 0.01%.

12 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Global Listed Infrastructure Fund (continued)
	Six Months Ended
	January 31, 2015	Period Ended
	(unaudited)	July 31, 2014[a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.28	$10.00
Income from investment operations[b]:
Net investment income[c]	0.02	0.22
Net realized and unrealized gains (losses)	(0.03)	2.16
Total from investment operations	(0.01)	2.38
Less distributions from:
Net investment income	(0.12)	(0.09)
Net realized gains	(0.20)	(0.01)
Total distributions	(0.32)	(0.10)
Net asset value, end of period	$11.95	$12.28

Total return[d]	(0.02)%	23.95%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.65%[f]	4.85%
Expenses net of waiver and payments by affiliates[g]	2.13%	2.10%
Net investment income	0.32%	1.77%

Supplemental data
Net assets, end of period (000’s)	$4,898	$2,988
Portfolio turnover rate	24.85%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fRatios are adjusted to exclude the effects of annualization for non-recurring expenses.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 13

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Global Listed Infrastructure Fund (continued)
	Six Months Ended
	January 31, 2015	Period Ended
	(unaudited)	July 31, 2014[a]
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.32	$10.00
Income from investment operations[b]:
Net investment income[c]	0.05	0.25
Net realized and unrealized gains (losses)	(0.04)	2.18
Total from investment operations	0.01	2.43
Less distributions from:
Net investment income	(0.14)	(0.10)
Net realized gains	(0.20)	(0.01)
Total distributions	(0.34)	(0.11)
Net asset value, end of period	$11.99	$12.32

Total return[d]	0.15%	24.48%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.15%[f]	4.35%
Expenses net of waiver and payments by affiliates[g]	1.63%	1.60%
Net investment income	0.82%	2.27%

Supplemental data
Net assets, end of period (000’s)	$81	$81
Portfolio turnover rate	24.85%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fRatios are adjusted to exclude the effects of annualization for non-recurring expenses.
gBenefit of expense reduction rounds to less than 0.01%.

14 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Global Listed Infrastructure Fund (continued)
	Six Months Ended
	January 31, 2015	Period Ended
	(unaudited)	July 31, 2014[a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.36	$10.00
Income from investment operations[b]:
Net investment income[c]	0.08	0.26
Net realized and unrealized gains (losses)	(0.04)	2.24
Total from investment operations	0.04	2.50
Less distributions from:
Net investment income	(0.17)	(0.13)
Net realized gains	(0.20)	(0.01)
Total distributions	(0.37)	(0.14)
Net asset value, end of period	$12.03	$12.36

Total return[d]	0.48%	25.20%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	5.06%[f]	5.21%
Expenses net of waiver and payments by affiliates[g]	1.05%	1.03%
Net investment income	1.40%	2.84%

Supplemental data
Net assets, end of period (000’s)	$12	$12
Portfolio turnover rate	24.85%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fRatios are adjusted to exclude the effects of annualization for non-recurring expenses.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 15

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Global Listed Infrastructure Fund (continued)
	Six Months Ended
	January 31, 2015	Period Ended
	(unaudited)	July 31, 2014[a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.36	$10.00
Income from investment operations[b]:
Net investment income[c]	0.08	0.29
Net realized and unrealized gains (losses)	(0.04)	2.20
Total from investment operations	0.04	2.49
Less distributions from:
Net investment income	(0.17)	(0.12)
Net realized gains	(0.20)	(0.01)
Total distributions	(0.37)	(0.13)
Net asset value, end of period	$12.03	$12.36

Total return[d]	0.45%	25.13%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.65%[f]	3.85%
Expenses net of waiver and payments by affiliates[g]	1.13%	1.10%
Net investment income	1.32%	2.77%

Supplemental data
Net assets, end of period (000’s)	$1,612	$357
Portfolio turnover rate	24.85%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fRatios are adjusted to exclude the effects of annualization for non-recurring expenses.
gBenefit of expense reduction rounds to less than 0.01%.

16 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN GLOBAL TRUST

Statement of Investments, January 31, 2015 (unaudited)

Franklin Global Listed Infrastructure Fund
		Shares/
	Country	Units	Value
Common Stocks and Other Equity Interests 98.6%
Airport Services 12.4%
Aeroports de Paris (ADP)	France	6,610	$794,487
Auckland International Airport Ltd.	New Zealand	113,461	367,290
BBAAviation PLC	United Kingdom	53,730	274,769
Flughafen Zuerich AG	Switzerland	970	660,740
Grupo Aeroportuario del Pacifico SAB de CV, ADR	Mexico	4,995	331,718
[a]Grupo Aeroportuario del Sureste SAB de CV, ADR	Mexico	2,559	334,999
Japan Airport Terminal Co. Ltd.	Japan	19,500	888,137
Sydney Airport	Australia	112,478	436,833
			4,088,973
Electric Utilities 19.9%
Duke Energy Corp.	United States	4,830	420,886
Edison International	United States	10,640	725,116
Enel SpA	Italy	177,842	804,802
Enersis SA, ADR	Chile	7,577	115,549
Exelon Corp.	United States	7,070	254,803
Iberdrola SA	Spain	102,635	710,490
ITC Holdings Corp.	United States	17,750	755,085
NextEra Energy Inc.	United States	10,380	1,133,911
Portland General Electric Co.	United States	15,080	598,676
The Southern Co.	United States	1,930	97,890
SSE PLC	United Kingdom	28,120	681,527
UIL Holdings Corp.	United States	6,280	288,880
			6,587,615
Gas Utilities 2.5%
Atmos Energy Corp.	United States	6,730	383,004
ENN Energy Holdings Ltd.	China	14,300	84,484
New Jersey Resources Corp.	United States	5,460	348,785
			816,273
Highways & Railtracks 18.7%
Abertis Infraestructuras SA	Spain	44,961	882,226
Atlantia SpA	Italy	75,147	1,938,034
Groupe Eurotunnel SA	France	97,920	1,316,876
Macquarie Atlas Roads Group	Australia	53,362	122,518
Qube Logistics Holdings Ltd.	Australia	96,175	175,156
Transurban Group	Australia	244,300	1,751,177
			6,185,987
Independent Power Producers & Energy Traders 0.6%
NRG Energy Inc.	United States	7,730	190,622
Marine Ports & Services 6.5%
China Merchants Holdings International Co. Ltd.	China	258,000	946,829
COSCO Pacific Ltd.	China	412,000	601,607
Hutchison Port Holdings Trust	Singapore	327,400	234,091
Kamigumi Co. Ltd.	Japan	29,000	292,061
Mitsubishi Logistics Corp.	Japan	6,000	90,257
			2,164,845

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Semiannual Report | 17

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Global Listed Infrastructure Fund (continued)
		Shares/
	Country	Units	Value
Common Stocks and Other Equity Interests (continued)
Multi-Utilities 15.6%
Ameren Corp.	United States	5,570	$252,210
Centrica PLC	United Kingdom	48,720	215,611
Dominion Resources Inc.	United States	13,720	1,054,931
E.ON SE	Germany	9,470	146,827
GDF Suez	France	37,480	835,142
National Grid PLC	United Kingdom	75,100	1,058,267
NorthWestern Corp.	United States	3,180	183,677
Public Service Enterprise Group Inc.	United States	9,330	398,204
RWE AG	Germany	9,370	260,493
Sempra Energy	United States	4,460	499,163
Suez Environnement Co.	France	13,050	240,367
			5,144,892
Oil & Gas Storage & Transportation 18.7%
Altagas Ltd.	Canada	17,750	599,957
[a]Cheniere Energy Inc.	United States	9,980	712,372
Cheniere Energy Partners LP	United States	5,537	175,523
Enbridge Inc.	Canada	18,310	887,107
Energy Transfer Equity LP	United States	11,813	701,929
Enlink Midstream LLC	United States	4,060	128,458
Kinder Morgan Inc.	United States	3,490	143,265
Magellan Midstream Partners LP	United States	3,582	277,677
MarkWest Energy Partners LP	United States	2,149	126,641
Pembina Pipeline Corp.	Canada	13,600	422,645
SemGroup Corp., A	United States	3,980	267,973
Spectra Energy Corp.	United States	2,630	87,947
Ultrapar Participacoes SA, ADR	Brazil	11,119	217,710
Veresen Inc.	Canada	35,200	448,035
Western Gas Equity Partners LP	United States	6,225	360,863
The Williams Cos. Inc.	United States	14,020	614,917
			6,173,019
Renewable Electricity 1.8%
Boralex Inc., A	Canada	21,600	231,404
Pattern Energy Group Inc.	United States	12,800	374,016
			605,420
Water Utilities 1.9%
American Water Works Co. Inc.	United States	5,550	311,577
[a]Sound Global Ltd.	China	313,000	317,752
			629,329
Total Common Stocks and Other Equity Interests
(Cost $31,238,381)			32,586,975

18 | Semiannual Report franklintempleton.com

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Global Listed Infrastructure Fund (continued)
		Shares/
	Country	Units	Value
Preferred Stocks (Cost $96,236) 0.2%
Electric Utilities 0.2%
Companhia Energetica de Minas Gerais, ADR, pfd.	Brazil	13,842	$62,427
Total Investments (Cost $31,334,617) 98.8%			32,649,402
Other Assets, less Liabilities 1.2%			412,457
Net Assets 100.0%			$33,061,859

See Abbreviations on page 30.

aNon-income producing.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 19

FRANKLIN GLOBAL TRUST

Financial Statements

Statement of Assets and Liabilities
January 31, 2015 (unaudited)

Franklin Global Listed Infrastructure Fund

Assets:
Investments in securities:
Cost	$31,334,617
Value	$32,649,402
Cash	286,102
Receivables:
Capital shares sold	125,726
Dividends	70,760
Affiliates	5,235
Other assets	36,702
Total assets	33,173,927
Liabilities:
Payables:
Capital shares redeemed	65,877
Management fees	17,914
Distribution fees	10,769
Professional fees	12,085
Accrued expenses and other liabilities	5,423
Total liabilities	112,068
Net assets, at value	$33,061,859
Net assets consist of:
Paid-in capital	$31,983,493
Distributions in excess of net investment income	(25,622)
Net unrealized appreciation (depreciation)	1,312,535
Accumulated net realized gain (loss)	(208,547)
Net assets, at value	$33,061,859

20 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
January 31, 2015 (unaudited)

Franklin Global Listed Infrastructure Fund

Class A:
Net assets, at value	$26,458,154
Shares outstanding	2,202,040
Net asset value per share[a]	$12.02
Maximum offering price per share (net asset value per share ÷ 94.25%)	$12.75
Class C:
Net assets, at value	$4,898,283
Shares outstanding	409,894
Net asset value and maximum offering price per share[a]	$11.95
Class R:
Net assets, at value	$81,118
Shares outstanding	6,763
Net asset value and maximum offering price per share	$11.99
Class R6:
Net assets, at value	$12,031
Shares outstanding	1,000
Net asset value and maximum offering price per share	$12.03
Advisor Class:
Net assets, at value	$1,612,273
Shares outstanding	133,999
Net asset value and maximum offering price per share	$12.03

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 21

FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended January 31, 2015 (unaudited)

Franklin Global Listed Infrastructure Fund

Investment income:
Dividends (net of foreign taxes of $21,260)	$325,791
Expenses:
Management fees (Note 3a)	132,640
Distribution fees: (Note 3c)
Class A	37,415
Class C	21,062
Class R	204
Transfer agent fees: (Note 3e)
Class A	11,586
Class C	2,283
Class R	44
Class R6	216
Advisor Class	624
Custodian fees (Note 4)	1,481
Reports to shareholders	8,021
Registration and filing fees	24,349
Professional fees	24,307
Amortization of offering costs	16,745
Other	5,709
Total expenses	286,686
Expense reductions (Note 4)	(60)
Expenses waived/paid by affiliates (Note 3f)	(77,658)
Net expenses	208,968
Net investment income	116,823
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	123,298
Foreign currency transactions	1,678
Net realized gain (loss)	124,976
Net change in unrealized appreciation (depreciation) on:
Investments	(96,150)
Translation of other assets and liabilities denominated in foreign currencies	(2,561)
Net change in unrealized appreciation (depreciation)	(98,711)
Net realized and unrealized gain (loss)	26,265
Net increase (decrease) in net assets resulting from operations	$143,088

22 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN GLOBAL TRUST
	FINANCIAL STATEMENTS

Statement of Changes in Net Assets

Franklin Global Listed Infrastructure Fund

	Six Months Ended
	January 31, 2015	Period Ended
	(unaudited)	July 31, 2014[a]
Increase (decrease) in net assets:
Operations:
Net investment income	$116,823	$207,096
Net realized gain (loss) from investments and foreign currency transactions	124,976	159,946
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	(98,711)	1,411,246
Net increase (decrease) in net assets resulting from operations	143,088	1,778,288
Distributions to shareholders from:
Net investment income:
Class A	(255,768)	(82,128)
Class C	(38,355)	(4,949)
Class R	(899)	(152)
Class R6	(175)	(130)
Advisor Class	(11,954)	(995)
Net realized gains:
Class A	(398,036)	(7,079)
Class C	(75,949)	(318)
Class R	(1,327)	(13)
Class R6	(200)	(13)
Advisor Class	(24,403)	(30)
Total distributions to shareholders	(807,066)	(95,807)
Capital share transactions: (Note 2)
Class A	12,058,101	13,354,722
Class C	2,017,793	2,900,515
Class R	1,890	77,852
Class R6	—	10,000
Advisor Class	1,274,782	347,701
Total capital share transactions	15,352,566	16,690,790
Net increase (decrease) in net assets	14,688,588	18,373,271
Net assets:
Beginning of period	18,373,271	—
End of period	$33,061,859	$18,373,271
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$(25,622)	$164,706

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 23

FRANKLIN GLOBAL TRUST

Notes to Financial Statements (unaudited)

Franklin Global Listed Infrastructure Fund

1. Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Global Listed Infrastructure Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into

24 | Semiannual Report

franklintempleton.com

FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Listed Infrastructure Fund (continued)

question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of January 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

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Semiannual Report | 25

FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Listed Infrastructure Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At January 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Period Ended
	January 31, 2015[a]		July 31, 2014[b]
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,212,552	$14,726,791	1,285,776	$14,305,910
Shares issued in reinvestment of distributions	41,106	475,156	2,260	26,877
Shares redeemed	(261,101)	(3,143,846)	(78,553)	(978,065)
Net increase (decrease)	992,557	$12,058,101	1,209,483	$13,354,722

Class C Shares:
Shares sold	222,937	$2,697,708	248,077	$2,954,795
Shares issued in reinvestment of distributions	9,845	113,615	446	5,166
Shares redeemed	(66,137)	(793,530)	(5,274)	(59,446)
Net increase (decrease)	166,645	$2,017,793	243,249	$2,900,515

Class R Shares:
Shares sold	—	$—	6,597	$77,811
Shares issued in reinvestment of distributions	163	1,890	4	51
Shares redeemed	—	—	(1)	(10)
Net increase (decrease)	163	$1,890	6,600	$77,852

26 | Semiannual Report

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			FRANKLIN GLOBAL TRUST
	NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Listed Infrastructure Fund (continued)

	Six Months Ended		Period Ended
	January 31, 2015[a]		July 31, 2014[b]
	Shares	Amount	Shares	Amount

Class R6 Shares:
Shares sold			1,001	$10,010
Shares redeemed			(1)	(10)
Net increase (decrease)			1,000	$10,000
Advisor Class Shares:
Shares sold	115,832	$1,406,678	44,335	$513,363
Shares issued in reinvestment of distributions	3,104	35,599	64	763
Shares redeemed	(13,859)	(167,495)	(15,477)	(166,425)
Net increase (decrease)	105,077	$1,274,782	28,922	$347,701
[a]During the period, Class R6 did not report any share transactions.
[b]For the period September 6, 2013 (commencement of operations) to July 31, 2014.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $500 million
0.900%	Over $500 million, up to and including $1 billion
0.850%	Over $1 billion, up to and including $1.5 billion
0.800%	Over $1.5 billion, up to and including $6.5 billion
0.780%	Over $6.5 billion, up to and including $11.5 billion
0.760%	Over $11.5 billion, up to and including $16.5 billion
0.740%	Over $16.5 billion, up to and including $19 billion
0.730%	Over $19 billion, up to and including $21.5 billion
0.720%	In excess of $21.5 billion

b. Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT

Institutional based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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Semiannual Report | 27

FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Listed Infrastructure Fund (continued)

3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$32,729
CDSC retained	$752

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended January 31, 2015, the Fund paid transfer agent fees of $14,753, of which $13,368 was retained by Investor Services.

f. Waiver and Expense Reimbursements

FT Institutional and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.15%, and Class R6 does not exceed 1.08% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2016 and November 30, 2015, respectively.

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Listed Infrastructure Fund (continued)

g. Other Affiliated Transactions

At January 31, 2015, Franklin Advisers, Inc., an affiliate of FT Institutional, owned 18.16% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended January 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

At January 31, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$31,466,405

Unrealized appreciation	$2,231,397
Unrealized depreciation	(1,048,400)
Net unrealized appreciation (depreciation)	$1,182,997

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of pass-through entity income, offering costs and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended January 31, 2015, aggregated $21,098,509 and $6,463,283, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 13, 2015, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 12, 2016, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended January 31, 2015, the Fund did not use the Global Credit Facility.

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Listed Infrastructure Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At January 31, 2015, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs.

For detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Selected Portfolio
ADR American Depositary Receipt

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FRANKLIN GLOBAL TRUST

FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Item 2.  Code OF Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is

"independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.                  N/A

Item 5.  Audit Committee of Listed Registrants.                   N/A

Item 6.  Schedule of Investments.                                 N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                        N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                       N/A

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls And Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b)  Changes in Internal Controls. There have been no changes in the Registrant's internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GLOBAL TRUST

By /s/Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer - Finance and Administration

Date  March 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer - Finance and Administration

Date  March 27, 2015

By /s/Gaston Gardey

Gaston Gardey

Chief Financial Officer and Chief Accounting Officer

Date March 27, 2015